--------------------------------------------------------------------------------
[BEAR STEARNS LOGO]            November 23, 2004           [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                           ---------------------------

                                  $922,974,000
                                  (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR6

                           ---------------------------

                    PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC
                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                        NATIONWIDE LIFE INSURANCE COMPANY
                            AS MORTGAGE LOAN SELLERS

                           ---------------------------

----------------------------------------------------------------------------------------------------
          INITIAL
        CERTIFICATE   APPROXIMATE                              WEIGHTED  PRINCIPAL
        BALANCE OR      INITIAL                                 AVERAGE  /NOTIONAL   ASSUMED FINAL
         NOTIONAL     PASS-THROUGH    RATINGS   SUBORDINATION    LIFE     WINDOW     DISTRIBUTION
CLASS   AMOUNT(1)(3)     RATE      (MOODY'S/S&P)    LEVELS     (YRS.)(2)  (MOS.)(2)     DATE(2)
----------------------------------------------------------------------------------------------------

 A-1      $66,795,000                Aaa/AAA        20.000%      2.14       1-49        1/11/09
----------------------------------------------------------------------------------------------------
 A-2      $47,691,000                Aaa/AAA        20.000%      4.55      49-58       10/11/09
----------------------------------------------------------------------------------------------------
 A-3      $45,882,000                Aaa/AAA        20.000%      5.81      58-82       10/11/11
----------------------------------------------------------------------------------------------------
 A-4     $125,418,000                Aaa/AAA        20.000%      6.96      82-84       12/11/11
----------------------------------------------------------------------------------------------------
 A-5      $55,780,000                Aaa/AAA        20.000%      8.28      84-112       4/11/14
----------------------------------------------------------------------------------------------------
 A-6     $512,051,000                Aaa/AAA        20.000%      9.78     112-119      11/11/14
----------------------------------------------------------------------------------------------------
 A-J      $69,357,000                Aaa/AAA        13.500%      9.92     119-120      12/11/14
----------------------------------------------------------------------------------------------------
 X-2   $1,031,522,000                Aaa/AAA            N/A      6.00       1-96       12/11/12
----------------------------------------------------------------------------------------------------

(1)  Subject to a permitted variance of plus or minus 5%.
(2)  Based on the structuring assumptions, assuming 0% CPR, described in the
     Prospectus Supplement.
(3)  Notional amount for the X-2 class.

BEAR, STEARNS & CO. INC.                                          MORGAN STANLEY

Co-Lead and Joint Bookrunning Manager      Co-Lead and Joint Bookrunning Manager

MERRILL LYNCH & CO.                          WELLS FARGO BROKERAGE SERVICES, LLC

CO-MANAGER                                                            CO-MANAGER

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                        1

                           $922,974,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR6

TRANSACTION FEATURES
--------------------

o    Sellers:

--------------------------------------------------------------------------------
                                         NO. OF    CUT-OFF DATE
                   SELLERS                LOANS     BALANCE ($)    % OF POOL
--------------------------------------------------------------------------------
Prudential Mortgage Capital Funding, LLC    31      454,055,452      42.6
Bear Stearns Commercial Mortgage, Inc.      15      281,234,839      26.4
Wells Fargo Bank, National Association      41      270,115,820      25.3
Nationwide Life Insurance Company           8        61,615,875       5.8
--------------------------------------------------------------------------------
TOTAL:                                      95    1,067,021,986     100.0
--------------------------------------------------------------------------------

o    Loan Pool:

     o    Average Cut-off Date Balance: $11,231,810

     o    Largest Mortgage Loan by Cut-off Date Balance: $125,000,000

     o    Five largest and ten largest loans: 35.2% and 47.4% of pool, respectively

o    Credit Statistics:

     o    Weighted average underwritten debt service coverage ratio of 1.58x

     o    Weighted average cut-off date loan-to-value ratio of 68.9%; weighted average balloon loan-to-value ratio of 53.4%

o    Property Types:

                               [PIE CHART OMITTED]

                    RETAIL                            41.4%
                    LAND                               0.6%
                    SELF STORAGE                       0.9%
                    MANUFACTURED HOUSING COMMUNITY     2.0%
                    MIXED USE                          2.9%
                    INDUSTRIAL                         6.3%
                    MULTIFAMILY                        8.3%
                    HOSPITALITY                        8.9%
                    OFFICE                            28.7%

o    Call Protection:

     o    76.4% of the pool (68 loans) has a lockout period ranging from 24 to
          47 payments from origination, then defeasance provisions.

     o    4.6% of the pool (8 loans) has a lockout period ranging from 25 to 47 payments from origination, then the greater of a prepayment premium or yield maintenance.

     o    5.9% of the pool (17 loans) has a lockout period of 26 to 38 payments from origination, then either yield maintenance or defeasance.

     o    8.4% of the pool (1 loan) has no lockout period, but prepayments require the greater of a prepayment premium or yield maintenance.

     o    4.7% of the pool (1 loan) has a lockout period of 37 payments, then provides for defeasance with U.S. Government Securities followed by yield maintenance, or prepayment premium as described in the Footnotes
          To Appendix B in the Prospectus Supplement.

o    Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                        2

                           $922,974,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR6

OFFERED CERTIFICATES
--------------------

---------------------------------------------------------------------------------------------------------------------------------
               INITIAL
             CERTIFICATE                                                WEIGHTED      PRINCIPAL       ASSUMED
             BALANCE OR                                                  AVERAGE      /NOTIONAL        FINAL          INITIAL
              NOTIONAL       SUBORDINATION           RATINGS              LIFE          WINDOW      DISTRIBUTION   PASS-THROUGH
  CLASS     AMOUNT(1)(6)        LEVELS            (MOODY'S/S&P)         (YRS.)(2)     (MOS.)(2)       DATE(2)         RATE(3)
---------------------------------------------------------------------------------------------------------------------------------

A-1           $66,795,000       20.000%             Aaa/AAA                2.14          1-49         1/11/09
---------------------------------------------------------------------------------------------------------------------------------
A-2           $47,691,000       20.000%             Aaa/AAA                4.55          49-58       10/11/09
---------------------------------------------------------------------------------------------------------------------------------
A-3           $45,882,000       20.000%             Aaa/AAA                5.81          58-82       10/11/11
---------------------------------------------------------------------------------------------------------------------------------
A-4          $125,418,000       20.000%             Aaa/AAA                6.96          82-84       12/11/11
---------------------------------------------------------------------------------------------------------------------------------
A-5           $55,780,000       20.000%             Aaa/AAA                8.28         84-112        4/11/14
---------------------------------------------------------------------------------------------------------------------------------
A-6          $512,051,000       20.000%             Aaa/AAA                9.78         112-119      11/11/14
---------------------------------------------------------------------------------------------------------------------------------
A-J           $69,357,000       13.500%             Aaa/AAA                9.92         119-120      12/11/14
---------------------------------------------------------------------------------------------------------------------------------
X-2        $1,031,522,000           N/A             Aaa/AAA                6.00          1-96        12/11/12
---------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES (4)
------------------------

---------------------------------------------------------------------------------------------------------------------------------
               INITIAL
             CERTIFICATE                                                   WEIGHTED    PRINCIPAL/     ASSUMED         INITIAL
             BALANCE OR                                                    AVERAGE      NOTIONAL       FINAL       PASS-THROUGH
              NOTIONAL       SUBORDINATION            RATINGS               LIFE         WINDOW     DISTRIBUTION      RATE(3)
  CLASS     AMOUNT(1)(5)        LEVELS             (MOODY'S/S&P)          (YRS.)(2)     (MOS.)(2)      DATE(2)
---------------------------------------------------------------------------------------------------------------------------------

X-1        $1,067,021,986           N/A              Aaa / AAA              9.03          1-239       11/11/24
---------------------------------------------------------------------------------------------------------------------------------
B             $33,344,000       10.375%               Aa2 / AA             10.25        120-139        7/11/16
---------------------------------------------------------------------------------------------------------------------------------
C             $10,670,000        9.375%              Aa3 / AA-             12.24        139-155       11/11/17
---------------------------------------------------------------------------------------------------------------------------------
D             $16,006,000        7.875%                A2 / A              13.77        155-172        4/11/19
---------------------------------------------------------------------------------------------------------------------------------
E             $10,670,000        6.875%               A3 / A-              14.31        172-172        4/11/19
---------------------------------------------------------------------------------------------------------------------------------
F             $14,671,000        5.500%             Baa1 / BBB+            14.31        172-172        4/11/19
---------------------------------------------------------------------------------------------------------------------------------
G              $9,337,000        4.625%              Baa2 / BBB            14.32        172-173        5/11/19
---------------------------------------------------------------------------------------------------------------------------------
H             $14,671,000        3.250%             Baa3 / BBB-            14.39        173-173        5/11/19
---------------------------------------------------------------------------------------------------------------------------------
J              $2,668,000        3.000%              Ba1 / BB+             14.39        173-173        5/11/19
---------------------------------------------------------------------------------------------------------------------------------
K              $4,001,000        2.625%               Ba2 / BB             14.40        173-174        6/11/19
---------------------------------------------------------------------------------------------------------------------------------
L              $5,335,000        2.125%              Ba3 / BB-             14.63        174-180       12/11/19
---------------------------------------------------------------------------------------------------------------------------------
M              $5,335,000        1.625%               B1 / B+              15.61        180-196        4/11/21
---------------------------------------------------------------------------------------------------------------------------------
N              $4,002,000        1.250%                B2 / B              16.77        196-207        3/11/22
---------------------------------------------------------------------------------------------------------------------------------
P              $1,333,000        1.125%               B3 / B-              17.40        207-211        7/11/22
---------------------------------------------------------------------------------------------------------------------------------
Q             $12,004,986        0.000%               NR / NR              18.86        211-239       11/11/24
---------------------------------------------------------------------------------------------------------------------------------

Notes:    (1)  Subject to a permitted variance of plus or minus 5%.
          (2)  Based on the structuring assumptions, assuming 0% CPR, described in the Prospectus Supplement.
          (3)  The Class A-1, A-2, A-3, A-4, A-5, A-6, A-J, B, C, D, E, F, G, H,
               J, K, L, M, N, P and Q Certificates will each accrue interest at one of the following: (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate, (iii) a rate equal to the weighted average net mortgage rate or (iv) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate.
          (4)  To be offered privately pursuant to Rule 144A.
          (5)  The Class X-1 Notional Amount is equal to the sum of all
               Certificate Balances outstanding from time to time.
          (6)  The Class X-2 Notional Amount is as described herein.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                        3

                           $922,974,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR6

I.  ISSUE CHARACTERISTICS
    ---------------------

Issue Type:                    Public: Classes A-1, A-2, A-3, A-4, A-5, A-6, A-J
                               and X-2 (the "Offered Certificates").
                               Private (Rule 144A): Classes X-1, B, C, D, E, F,
                               G, H, J, K, L, M, N, P and Q.

Securities Offered:            $922,974,000 monthly pay, multi-class, sequential
                               pay commercial mortgage REMIC Pass-Through
                               Certificates, including seven principal and
                               interest classes (Classes A-1, A-2, A-3, A-4,
                               A-5, A-6 and A-J) and one interest only class
                               (Class X-2).

Mortgage Loan Sellers:         Prudential Mortgage Capital Funding, LLC
                               ("PMCF"); Bear Stearns Commercial Mortgage, Inc.
                               ("BSCMI"); Wells Fargo Bank, National Association
                               ("WFB"); and Nationwide Life Insurance Company
                               ("NLIC");

Co-lead Bookrunning Managers:  Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
                               Incorporated

Co-Managers:                   Wells Fargo Brokerage Services, LLC and Merrill
                               Lynch, Pierce, Fenner & Smith Incorporated

Master Servicers: (1)          Prudential Asset Resources, Inc. (with respect to
                               the mortgage loans sold by PMCF) Wells Fargo
                               Bank, National Association (with respect to the
                               mortgage loans sold by BSCMI, WFB and NLIC)

Special Servicer: (1)          ARCap Servicing, Inc.

Certificate Administrator:     Wells Fargo Bank, National Association

Trustee:                       LaSalle Bank National Association

Fiscal Agent:                  ABN AMRO Bank N.V.

Cut-Off Date:                  December 1, 2004 (2)

Expected Closing Date:         On or about December 21, 2004.

Distribution Dates:            The 11th of each month, commencing in January
                               2005 (or if the 11th is not a business day, the
                               next succeeding business day).

Minimum Denominations:         $25,000 for the Class A-1, A-2, A-3, A-4, A-5,
                               A-6 and A-J Offered Certificates and notional
                               amounts of $1 million for the Class X-2 Offered
                               Certificates, with investments in excess of the
                               minimum denominations made in multiples of $1.

Delivery:                      DTC, Euroclear and Clearstream.

ERISA/SMMEA Status:            Classes A-1, A-2, A-3, A-4, A-5, A-6, A-J and X-2
                               are expected to be ERISA eligible. No Class of
                               Certificates is SMMEA eligible.

Rating Agencies:               The Offered Certificates will be rated by Moody's
                               Investors Service, Inc. and Standard & Poor's
                               Ratings Services

Risk Factors:                  THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                               NOT BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK
                               FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND
                               THE "RISK FACTORS" SECTION OF THE PROSPECTUS.

(1)  The Lincoln Square Loan is principally serviced and administered under a separate pooling and servicing agreement relating to the BSCMSI 2004-PWR4 trust. See "Summary of Split Loan Structures" below.

(2)  The cut-off date with respect to each Mortgage Loan is the due date for the monthly debt service payment that is due in December 2004 (or, in the case of any mortgage loan that has its first due date in January 2005, the date that would have been its due date in December 2004 under the terms of such mortgage loan if a monthly payment were scheduled to be due in such month).

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                        4

                           $922,974,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR6

II. STRUCTURE CHARACTERISTICS
    -------------------------

The Class A-1, A-2, A-3, A-4, A-5, A-6, A-J, B, C, D, E, F, G, H, J, K, L, M, N,
P and Q Certificates will each accrue interest at one of the following: (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate, (iii) a rate equal to the weighted average net mortgage rate or
(iv) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of mortgage loans.

IO STRUCTURE:
-------------

                        MONTH  0     12     24     36     48     60     72     84     96      MATURITY

Class A-1   Aaa/AAA                                                                                      $66.8MM
Class A-2   Aaa/AAA                                                                                      $47.7MM
Class A-3   Aaa/AAA                                                                                      $45.9MM
Class A-4   Aaa/AAA                                                                                     $125.4MM
Class A-5   Aaa/AAA                                                                                      $55.8MM
Class A-6   Aaa/AAA                                                                                     $512.1MM
Class A-J   Aaa/AAA                                                                                      $69.4MM
Class B     Aa2/AA                                                                                       $33.3MM
Class C     Aa3/AA-                                                                                      $10.7MM
Class D     A2/A                                                                                         $16.0MM
Class E     A3/A-                                                                                        $10.7MM
Class F     Baa1/BBB+                                                                                    $14.7MM
Class G     Baa2/BBB                                                                                      $9.3MM
Class H     Baa3/BBB-                                                                                    $14.7MM
Class J     Ba1/BB+                                                                                       $2.7MM
Class K     Ba2/BB                                                                                        $4.0MM
Class L     Ba3/BB-                                                                                       $5.3MM
Class M-Q   B1/B+ to NR                                                                                  $22.7MM

            [ ]  X-1+X-2 IO STRIP       [ ]  X-1 NOTIONAL       [ ]  X-2 NOTIONAL

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                        5

                           $922,974,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR6

                      CLASS X-1 AND X-2 NOTIONAL BALANCES:

The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the Certificate Balances of the classes of Principal Balance Certificates outstanding from time to time. The Notional Amount of the Class X-2 Certificates will equal:

o    during the period from the Closing Date through and including the
     Distribution Date occurring in December 2005, the sum of (a) the lesser of
     $53,970,000 and the Certificate Balance of the Class A-1 Certificates
     outstanding from time to time and (b) the aggregate of the Certificate
     Balances of the Class A-2 Class A-3, Class A-4, Class A-5, Class A-6, Class
     A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class
     J, Class K, and Class L Certificates outstanding from time to time;

o    during the period following the Distribution Date occurring in December
     2005 through and including the Distribution Date occurring in December
     2006, the sum of (a) the lesser of $1,485,000 and the Certificate Balance of the Class A-1 Certificates outstanding from time to time and (b) the aggregate of the Certificate Balances of the Class A-2, Class A-3, Class
     A-4, Class A-5, Class A-6, Class A-J, Class B, Class C, Class D, Class E,
     Class F, Class G, Class H, Class J, Class K, and Class L Certificates
     outstanding from time to time;

o    during the period following the Distribution Date occurring in December
     2006 through and including the Distribution Date occurring in December
     2007, the sum of (a) the lesser of $41,185,000 and the Certificate Balance of the Class A-3 Certificates outstanding from time to time and (b) the aggregate of the Certificate Balances of the Class A-4, Class A-5, Class
     A-6, Class A-J, Class B, Class C, Class D, Class E, Class F, and Class G
     Certificates outstanding from time to time, and (c) the lesser of
     $8,089,000 and the Certificate Balance of the Class H Certificates
     outstanding from time to time;

o    during the period following the Distribution Date occurring in December
     2007 through and including the Distribution Date occurring in December
     2008, the sum of (a) the lesser of $111,457,000 and the Certificate Balance of the Class A-4 Certificates outstanding from time to time, (b) the aggregate of the Certificate Balances of the Class A-5, Class A-6, Class
     A-J, Class B, Class C, Class D, and Class E Certificates outstanding from time to time and (c) the lesser of $12,878,000 and the Certificate Balance of the Class F Certificates outstanding from time to time;

o    during the period following the Distribution Date occurring in December
     2008 through and including the Distribution Date occurring in December
     2009, the sum of (a) the lesser of $43,119,000 and the Certificate Balance of the Class A-4 Certificates outstanding from time to time, (b) the aggregate of the Certificate Balances of the Class A-5, Class A-6, Class
     A-J, Class B, Class C, and Class D Certificates outstanding from time to time and (c) the lesser of $5,947,000 and the Certificate Balance of the
     Class E Certificates outstanding from time to time;

o    during the period following the Distribution Date occurring in December
     2009 through and including the Distribution Date occurring in December
     2010, the sum of (a) the lesser of $50,795,000 and the Certificate Balance of the Class A-5 Certificates outstanding from time to time, (b) the aggregate of the Certificate Balances of the Class A-6, Class A-J, Class B,
     and Class C Certificates outstanding from time to time and (c) the lesser of $6,117,000 and the Certificate Balance of the Class D Certificates
     outstanding from time to time;

o    during the period following the Distribution Date occurring in December
     2010 through and including the Distribution Date occurring in December
     2011, the sum of (a) the lesser of $438,343,000 and the Certificate Balance of the Class A-6 Certificates outstanding from time to time, (b) the
     Certificate Balance of the Class A-J and Class B Certificates outstanding from time to time and (c) the lesser of $2,290,000 and the Certificate
     Balance of the Class C Certificates outstanding from time to time;

o    during the period following the Distribution Date occurring in December
     2011 through and including the Distribution Date occurring in December
     2012, the sum of (a) the lesser of $403,646,000 and the Certificate Balance of the Class A-6 Certificates outstanding from time to time, (b) the
     Certificate Balance of the Class A-J Certificates outstanding from time to time and (c) the lesser of $23,934,000 and the Certificate Balance of the
     Class B Certificates outstanding from time to time; and

o    following the Distribution Date occurring in December 2012, $0.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                        6

                           $922,974,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR6

III. COLLATERAL CHARACTERISTICS
     --------------------------

CUT-OFF DATE BALANCE ($)
------------------------------------------------------------
                            NO. OF      AGGREGATE
                          MORTGAGE   CUT-OFF DATE     % OF
                             LOANS      BALANCE($)    POOL
------------------------------------------------------------
652,838 - 2,000,000              9     13,171,755      1.2
2,000,001 - 3,000,000           10     24,043,078      2.3
3,000,001 - 5,000,000           28    110,894,029     10.4
5,000,001 - 7,000,000           16     95,240,519      8.9
7,000,001 - 9,000,000            3     23,796,192      2.2
9,000,001 - 11,000,000           2     19,068,125      1.8
11,000,001 - 13,000,000          4     46,615,825      4.4
13,000,001 - 15,000,000          3     42,456,881      4.0
15,000,001 - 17,000,000          2     32,517,504      3.0
17,000,001 - 19,000,000          4     72,679,974      6.8
19,000,001 - 21,000,000          3     59,488,196      5.6
21,000,001 - 31,000,000          5    118,382,967     11.1
31,000,001 - 41,000,000          1     32,950,595      3.1
41,000,001 - 61,000,000          3    160,907,670     15.1
61,000,001 - 125,000,000         2    214,808,675     20.1
------------------------------------------------------------
TOTAL:                          95  1,067,021,986    100.0
------------------------------------------------------------
Min: 652,838      Max: 125,000,000     Average: 11,231,810
------------------------------------------------------------

STATE
------------------------------------------------------------
                            NO. OF      AGGREGATE
                         MORTGAGED   CUT-OFF DATE     % OF
                        PROPERTIES      BALANCE($)    POOL
------------------------------------------------------------
Texas                            7    155,621,815     14.6
New York                         3    130,193,147     12.2
California                      25    127,924,734     12.0
  Southern California           19     90,368,162      8.5
  Northern California            6     37,556,573      3.5
Florida                          6     82,787,665      7.8
Pennsylvania                     7     65,804,346      6.2
Ohio                             2     62,569,754      5.9
New Jersey                      12     55,029,910      5.2
District of Columbia             1     49,914,589      4.7
Massachusetts                    3     39,612,766      3.7
Utah                             3     34,131,301      3.2
Other                           47    263,431,959     24.7
------------------------------------------------------------
TOTAL:                         116  1,067,021,986    100.0
------------------------------------------------------------

PROPERTY TYPE
------------------------------------------------------------
                            NO. OF      AGGREGATE
                         MORTGAGED   CUT-OFF DATE     % OF
                        PROPERTIES      BALANCE($)    POOL
------------------------------------------------------------
Retail                          45    441,616,552     41.4
Office                          15    305,719,330     28.7
Hospitality                      5     94,456,416      8.9
Multifamily                     19     88,524,636      8.3
Industrial                      20     67,696,395      6.3
Mixed Use                        4     30,929,553      2.9
Manufactured Housing
Community                        2     21,793,099      2.0
Self Storage                     3      9,881,930      0.9
Land                             3      6,404,075      0.6
------------------------------------------------------------
TOTAL:                         116  1,067,021,986    100.0
------------------------------------------------------------

MORTGAGE RATE (%)
------------------------------------------------------------
                            NO. OF      AGGREGATE
                          MORTGAGE   CUT-OFF DATE     % OF
                             LOANS      BALANCE($)    POOL
------------------------------------------------------------
5.0300% - 5.2500%                9    197,819,629     18.5
5.2501% - 5.5000%               22    322,015,271     30.2
5.5001% - 5.7500%               29    296,903,521     27.8
5.7501% - 6.0000%               21    211,944,718     19.9
6.0001% - 6.2500%               10     29,461,609      2.8
6.2501% - 6.5000%                3      3,440,250      0.3
6.5001% - 6.7600%                1      5,436,989      0.5
------------------------------------------------------------
TOTAL:                          95  1,067,021,986    100.0
------------------------------------------------------------
Min: 5.0300         Max: 6.7600           Wtd Avg:  5.5279
------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
------------------------------------------------------------
                            NO. OF      AGGREGATE
                          MORTGAGE   CUT-OFF DATE     % OF
                             LOANS      BALANCE($)    POOL
------------------------------------------------------------
60                               4     32,248,912      3.0
61 - 84                          4    140,074,893     13.1
85 - 120                        73    720,280,093     67.5
121 - 240                       14    174,418,088     16.3
------------------------------------------------------------
TOTAL:                          95  1,067,021,986    100.0
------------------------------------------------------------
Min: 60                Max: 240               Wtd Avg: 127
------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
------------------------------------------------------------
                            NO. OF      AGGREGATE
                          MORTGAGE   CUT-OFF DATE     % OF
                             LOANS      BALANCE($)    POOL
------------------------------------------------------------
49 - 60                          4     32,248,912      3.0
61 - 84                          4    140,074,893     13.1
85 - 120                        73    720,280,093     67.5
121 - 239                       14    174,418,088     16.3
------------------------------------------------------------
TOTAL:                          95  1,067,021,986    100.0
------------------------------------------------------------
Min: 49                Max: 239               Wtd Avg: 124
------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
------------------------------------------------------------
                            NO. OF      AGGREGATE
                          MORTGAGE   CUT-OFF DATE     % OF
                             LOANS      BALANCE($)    POOL
------------------------------------------------------------
33.5 - 40.0                      1      3,420,959      0.3
45.1 - 50.0                      3     62,747,213      5.9
50.1 - 55.0                      3     10,385,889      1.0
55.1 - 60.0                     14    112,126,009     10.5
60.1 - 65.0                     12     64,393,520      6.0
65.1 - 70.0                     14    286,300,265     26.8
70.1 - 75.0                     21    202,683,630     19.0
75.1 - 83.3                     27    324,964,502     30.5
-----------------------------------------------------------
TOTAL:                          95  1,067,021,986    100.0
-----------------------------------------------------------
Min: 33.5              Max: 83.3             Wtd Avg: 68.9
-----------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
------------------------------------------------------------
                            NO. OF      AGGREGATE
                          MORTGAGE   CUT-OFF DATE     % OF
                             LOANS      BALANCE($)    POOL
------------------------------------------------------------
 0.5 - 25.0                     11     91,066,510      8.5
25.1 - 30.0                      2      8,857,949      0.8
35.1 - 40.0                      3     61,684,052      5.8
40.1 - 45.0                      2      8,394,559      0.8
45.1 - 50.0                      7     66,102,387      6.2
50.1 - 55.0                     16    145,447,483     13.6
55.1 - 60.0                     13    278,457,346     26.1
60.1 - 65.0                     21    154,281,336     14.5
65.1 - 70.0                     18    244,252,999     22.9
70.1 - 71.9                      2      8,477,366      0.8
----------------------------------------------------------
TOTAL:                          95  1,067,021,986    100.0
----------------------------------------------------------
Min: 0.5               Max: 71.9             Wtd Avg: 53.4
----------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
------------------------------------------------------------
                            NO. OF      AGGREGATE
                          MORTGAGE   CUT-OFF DATE     % OF
                             LOANS      BALANCE($)    POOL
------------------------------------------------------------
1.16 - 1.20                      3      8,835,352      0.8
1.21 - 1.30                      8     57,167,942      5.4
1.31 - 1.40                     26    320,070,816     30.0
1.41 - 1.50                     16    172,326,551     16.2
1.51 - 1.60                     18    216,839,411     20.3
1.61 - 1.70                      6     66,808,132      6.3
1.71 - 1.80                      4     54,800,000      5.1
1.81 - 1.90                      5     54,248,157      5.1
1.91 - 2.00                      1     13,500,000      1.3
2.01 - 2.10                      4     19,298,581      1.8
2.11 - 2.20                      2     25,649,669      2.4
2.31 - 2.90                      2     57,477,375      5.4
------------------------------------------------------------
TOTAL:                          95  1,067,021,986    100.0
------------------------------------------------------------
Min: 1.16              Max: 2.90             Wtd Avg: 1.58
------------------------------------------------------------

     All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and Remaining Term to Stated Maturity tables are based on the anticipated repayment dates for mortgage loans with anticipated repayment dates. The sum of numbers and percentages in columns may not match the "Total" due to rounding. The loan-to-value ratios and debt service coverage ratios with respect to each mortgage loan that has one or more related non-pooled pari passu companion loans are calculated in a manner that reflects the aggregate indebtedness evidenced by that mortgage loan and those related non-pooled pari passu companion loans collectively.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                        7

                           $922,974,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR6

IV. LARGE LOAN DESCRIPTION
    ----------------------

                                                          TEN LARGEST LOANS
                                                          -----------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               CUT-OFF
                                                  PROPERTY   CUT-OFF DATE   % OF    UNITS/   LOAN PER  U/W      DATE   BALLOON/ARD
 NO.     PROPERTY NAME           CITY     STATE     TYPE       BALANCE      POOL     SF      UNIT/SF   DSCR     LTV       LTV
------------------------------------------------------------------------------------------------------------------------------------

 1. 11 Penn Plaza (1)         New York     NY     Office    $125,000,000   11.7%  1,029,554  $213.68   1.56x   66.7%     59.4%
------------------------------------------------------------------------------------------------------------------------------------
 2. Highland Village          Houston      TX     Retail     $89,808,675    8.4%   331,444   $270.96   1.46x   67.5%     56.3%
------------------------------------------------------------------------------------------------------------------------------------
 3. Eton Collection           Woodmere     OH     Retail     $56,936,666    5.3%   286,643   $198.63   1.36x   75.9%     69.2%
------------------------------------------------------------------------------------------------------------------------------------
 4. Hilton Sandestin Beach    Destin       FL   Hospitality  $54,056,416    5.1%      598    $90,395   2.62x   48.7%     37.4%
    Golf Resort & Spa
------------------------------------------------------------------------------------------------------------------------------------
 5. Lincoln Square (2)        Washington   DC     Office     $49,914,589    4.7%   404,095   $395.27   1.32x   72.6%     53.5%
------------------------------------------------------------------------------------------------------------------------------------
 6. BAMC Building             San Antonio  TX     Office     $32,950,595    3.1%   199,231   $165.39   1.34x   71.3%     55.0%
------------------------------------------------------------------------------------------------------------------------------------
 7. Plymouth Square Shopping  Plymouth     PA     Retail     $28,000,000    2.6%   275,685   $101.57   1.80x   79.1%     60.8%
    Center (3)                Meeting
------------------------------------------------------------------------------------------------------------------------------------
 8. Waterfront I & II (4)     Alexandria   VA     Office     $24,000,000    2.2%   146,044   $164.33   1.64x   75.0%     65.7%
------------------------------------------------------------------------------------------------------------------------------------
 9. The Pointe at 53rd (5)    Murray       UT     Retail     $22,900,000    2.1%   185,666   $123.34   1.52x   77.6%     66.0%
------------------------------------------------------------------------------------------------------------------------------------
10. Caruth Plaza              Dallas       TX     Retail     $22,331,405    2.1%   201,411   $110.87   1.29x   76.3%     64.3%
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL/WEIGHTED AVERAGE                               $505,898,346   47.4%                       1.60X   68.8%     57.6%
------------------------------------------------------------------------------------------------------------------------------------

(1)  The $125,000,000 loan represents a 56.8% pari passu portion of a
     $220,000,000 first mortgage loan. All Loan per Unit/SF, DSCR and LTV numbers presented in the table are based on the entire first mortgage loan.

(2)  The $49,914,589 loan represents a 31.3% pari passu portion of a
     $159,726,684 first mortgage loan. All Loan per Unit/SF, DSCR and LTV numbers presented in the table are based on the entire first mortgage loan.

(3)  The loan is interest only for the initial 24 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization.

(4)  The loan is interest only for the initial 18 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization.

(5)  The loan is interest only for the initial 6 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                        8

                           $922,974,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR6

V. SUMMARY OF SPLIT LOAN STRUCTURES
   --------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PROPERTY NAME   RELATED NOTES       WHETHER NOTE   HOLDER OF NOTE    WHETHER NOTE IS LEAD   CURRENT MASTER       CURRENT SPECIAL
                IN LOAN GROUP        IS HELD BY                        SERVICER FOR THE      SERVICER FOR          SERVICER FOR
              (ORIGINAL BALANCE)  SERIES 2004-PWR6                    ENTIRE LOAN GROUP(1) SECURITIZED NOTE(2)   SECURITIZED NOTE(3)
                                     TRUST FUND
------------------------------------------------------------------------------------------------------------------------------------

11 Penn Plaza   Senior A Notes (pari passu with each other)
------------------------------------------------------------------------------------------------------------------------------------
                $125,000,000           Yes          BSCMSI Series            Yes            Prudential Asset   ARCap Servicing, Inc.
                                                     2004 - PWR6                             Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                 $95,000,000 (4)      No (4)     Prudential Mortgage        No (4)               N/A (4)               N/A (4)
                                                 Capital Funding, LLC
------------------------------------------------------------------------------------------------------------------------------------
                Subordinate B Note
------------------------------------------------------------------------------------------------------------------------------------
                    None               N/A               N/A                 N/A                  N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
Lincoln Square  Senior A Notes (pari passu with each other)
------------------------------------------------------------------------------------------------------------------------------------
                 $60,000,000            No          BSCMSI Series            Yes            Well Fargo Bank,   ARCap Servicing, Inc.
                                                     2004 - PWR4                                National
                                                                                               Association
------------------------------------------------------------------------------------------------------------------------------------
                 $50,000,000            No          BSCMSI Series             No            Well Fargo Bank,        Midland Loan
                                                     2004 - PWR5                                National            Services, Inc.
                                                                                               Association
------------------------------------------------------------------------------------------------------------------------------------
                 $50,000,000           Yes          BSCMSI Series             No            Well Fargo Bank,   ARCap Servicing, Inc.
                                                     2004 - PWR6                                National
                                                                                               Association
------------------------------------------------------------------------------------------------------------------------------------
                Subordinate B Note
------------------------------------------------------------------------------------------------------------------------------------
                    None               N/A               N/A                 N/A                  N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------

(1)  Indicates whether the pooling and servicing agreement for the trust that holds the relevant note or tranche is also the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(2)  Indicates the identity of the master servicer for the holder of the relevant note, whether or not the same entity is the master servicer under the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(3)  Indicates the identity of the special servicer for the holder of the relevant note, whether or not the same entity is the special servicer under the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(4)  Not yet securitized.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                        9

                      MORTGAGE LOAN NO. 1 -- 11 PENN PLAZA

                            [11 PENN PLAZA PICTURES]

                                       10

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 1 -- 11 PENN PLAZA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                  PMCF

LOAN PURPOSE:                          Refinance

ORIGINAL BALANCE: (1)                  $125,000,000

CUT-OFF DATE BALANCE: (1)              $125,000,000

FIRST PAYMENT DATE:                    01/01/2005

INTEREST RATE:                         5.20000%

AMORTIZATION TERM:                     360 months

ARD:                                   Yes

ANTICIPATED REPAYMENT DATE:            12/01/2011

MATURITY DATE:                         12/01/2034

EXPECTED MATURITY BALANCE: (1)         $111,320,347

SPONSOR:                               Vornado Realty L.P.

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       The earlier of three years from
                                       origination or a 24-payment lockout from
                                       the date of securitization of the last
                                       pari-passu note, with U.S. Treasury
                                       defeasance for the payments thereafter
                                       until the payment date occurring three
                                       months prior to the Anticipated Repayment
                                       Date.

CUT-OFF DATE BALANCE PER SF: (1)       $213.68

UP-FRONT RESERVES:                     None

ONGOING RESERVES:                      RE Taxes:        Springing (2)
                                       Insurance:       Springing (2)

LOCKBOX:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                         NAP

SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Office

PROPERTY SUB-TYPE:                     Urban

LOCATION:                              New York, NY

YEAR BUILT/RENOVATED:                  1923/1982 and 1991

PERCENT LEASED (AS OF):                96.7% (11/01/04)

NET RENTABLE AREA:                     1,029,554

THE COLLATERAL:                        A 23-story office building with ground
                                       floor retail within the New York City
                                       central business district.

OWNERSHIP INTEREST:                    Fee

                                                              LEASE
MAJOR TENANTS                          % NRA   RENT PSF     EXPIRATION
-------------                          -----   --------   --------------
Federated Department Stores            34.6%    $37.60    04/30/2015 (3)

Rainbow Media Holdings, Inc.(4)        11.8%    $57.32    05/31/2017

EMC Corporation                         6.4%    $41.34    12/31/2008

PROPERTY MANAGEMENT:                   Vornado Office Management LLC

U/W NET CASH FLOW:                     $22,590,762

APPRAISED VALUE (AS OF):               $330,000,000 (12/01/04)

CUT-OFF DATE LTV RATIO: (1)            66.7%

LTV RATIO AT ARD: (1)                  59.4%

U/W DSCR: (1)                          1.56x
--------------------------------------------------------------------------------

(1)  The $125,000,000 mortgage loan represents a 56.8% pari passu portion of a
     $220,000,000 first mortgage split into two pari passu notes. The other note is not included in the trust. All aggregate LTV, DSCR, debt service and loan PSF numbers in this table are based on the total $220,000,000 financing.

(2)  Borrower is required to deposit 1/12 of the amount of the annual real estate taxes and 1/12 of the annual insurance premiums into a reserve account monthly. In lieu of making monthly deposits, the borrower is permitted to deliver a letter of credit or to cause the sponsor to deliver a guaranty of such amounts (which guaranty option will be permitted for so long as the sponsor is rated BBB- or better by S&P). If, prior to the
     Anticipated Repayment Date, the sponsor is downgraded to below a BBB-
     credit rating by S&P, the borrower must either deposit cash into the reserve account or deliver a letter of credit in lieu of making a deposit.

(3)  Federated Department Stores has month-to-month free rent on a single 1,662 square feet of storage space.

(4)  Rainbow Media Holdings Inc. directly leases 121,900 square feet (11.8% of
     NRA) expiring in May 2017. Rainbow subleases an additional 37,404 square feet from Vornado Realty Trust through a sublease with Thomson Media Inc.
     for $16.11psf, expiring in February 2006.

THE 11 PENN PLAZA LOAN.

     THE LOAN. The largest loan (the "11 Penn Plaza Loan") is a $125,000,000 pari passu note that is part of a $220,000,000 first mortgage loan, secured by the borrower's fee simple interest in the property known as 11 Penn Plaza in New
York, New York.

     THE BORROWER. The borrower, Vornado Eleven Penn Plaza LLC, is a single purpose entity that owns no material assets other than the subject property and related interests. The borrower is a single purpose entity whose board of directors has two independent directors and a non-consolidation opinion was delivered at closing. The borrower is ultimately controlled by Vornado

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       11

Realty Trust (rated BBB+/Baa2/BBB by S/M/F), a diversified equity REIT with a total market capitalization of approximately $9.2 billion as of November 16,
2004. According to its website, Vornado Realty Trust currently owns and/or manages approximately 87 million square feet of real estate. Vornado Realty
Trust trades on the New York Stock Exchange under the symbol "VNO."

     THE PROPERTY. 11 Penn Plaza is a 23-story office building with ground floor retail space containing approximately 1,029,554 rentable square feet. The property was constructed in 1923 and was renovated in 1982 and 1991. The property is located across the street from New York Penn Station and Madison
Square Garden, occupying the east side of 7th Avenue between 31st and 32nd
Streets. This location provides direct access to several major transportation systems including Amtrak, New Jersey Transit, Long Island Railroad and several
New York City subway lines. Additionally, this is a highly traveled area with heavy foot traffic providing additional draw to both its office and retail spaces.

     SIGNIFICANT TENANTS: Based on the rent roll provided by the borrower dated as of November 1, 2004, the property was approximately 96.7% leased.

     Federated Department Stores ("Federated") (rated BBB+/Baa1/BBB+ by S/M/F)
leases 356,696 sq.ft. (34.6% of the NRA) for $37.60psf expiring in April 2015.
Federated is a leading department store chain in the United States operating under such flagship names as Bloomingdale's and Macy's. Federated has a market capitalization of approximately $9.6 billion as of November 16, 2004. Federated operates 459 department stores in 34 states, Puerto Rico and Guam.

     Rainbow Media Holdings, Inc. ("Rainbow") (rated BB/Ba2/NR by S/M/F)
directly leases a total of 121,900 sq.ft. (11.8% of the NRA) for $57.32psf expiring in May 2017. Additionally, Rainbow subleases approximately 37,404
sq.ft. from Thomson Media Inc. (expiring in February 2006), occupying a total of approximately 159,304 sq.ft. (15.5% of the NRA). Rainbow creates and manages a variety of cable channels including AMC, Fuse, IFC, and Mag Rock. Rainbow Media
Holdings, Inc. is a subsidiary of Cablevision Systems Corp.

     EMC Corporation ("EMC") (rated BBB/NR/NR by S/M/F) leases 65,806 sq.ft.
(6.4% of the NRA) for $41.34psf expiring in December 2008. EMC and its subsidiaries design, manufacture, market and support a range of hardware and software products and provide services for the storage, management, protection and sharing of electronic information.

--------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE (1)
--------------------------------------------------------------------------------
             # OF LEASES    TOTAL SF    % OF TOTAL   CUMULATIVE  CUMULATIVE %
   YEAR       EXPIRING      EXPIRING    SF EXPIRING   TOTAL SF  OF SF EXPIRING
--------------------------------------------------------------------------------
       MTM        13         32,468         3.2%         32,468        3.2%
      2004         4          6,212         0.6%         38,680        3.8%
      2005         8         24,138         2.3%         62,818        6.1%
      2006        19        101,909         9.9%        164,727       16.0%
      2007         5         11,281         1.1%        176,008       17.1%
      2008        11         80,631         7.8%        256,369       24.9%
      2009         4         95,980         9.3%        352,619       34.2%
      2010         8         83,863         8.1%        436,482       42.4%
      2011         1          4,387         0.4%        440,869       42.8%
      2012         2         55,276         5.4%        496,145       48.2%
      2013         1         16,068         1.6%        512,213       49.8%
THEREAFTER        24        483,594        47.0%        995,807       96.7%
    VACANT       NAP         33,747         3.3%      1,029,554      100.0%
--------------------------------------------------------------------------------
     TOTAL       100      1,029,554       100.0%      1,029,554      100.0%
--------------------------------------------------------------------------------
(1)  The above table represents the rollover at the subject property through year-end 2014. Years in which there are no lease expirations have been excluded.

POPERTY MANAGEMENT. Vornado Office Management LLC, an affiliate of the borrower.

ADDITIONAL INDEBTEDNESS. Not Allowed.

GROUND LEASE: None.

RELEASE AND SUBSTITUTION OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       12

                               [11 PENN PLAZA MAP]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       13

                     MORTGAGE LOAN NO. 2 -- HIGHLAND VILLAGE

                           [HIGHLAND VILLAGE PICTURES]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       14

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 2 -- HIGHLAND VILLAGE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                  BSCMI

LOAN PURPOSE:                          Refinance

ORIGINAL BALANCE:                      $90,000,000

CUT-OFF DATE BALANCE:                  $89,808,675

FIRST PAYMENT DATE:                    11/01/2004

INTEREST RATE:                         5.30900%

AMORTIZATION TERM:                     360 months

ARD:                                   No

ANTICIPATED REPAYMENT DATE:            NAP

MATURITY DATE:                         10/01/2014

EXPECTED MATURITY BALANCE:             $74,892,869

SPONSORS:                              Trans American Holdings, Inc.
                                       and Haidar Barbouti

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       No lockout, however, subject to
                                       prepayment with a premium equal to the
                                       greater of 1% and yield maintenance for
                                       119 payments and open to prepayment
                                       without premium thereafter until the
                                       maturity date.

CUT-OFF DATE BALANCE PER SF:           $270.96

UP-FRONT RESERVES:                     RE Taxes:     $1,087,185

                                       Insurance:    $18,199

                                       Other: (1)    $6,955,704

ONGOING RESERVES:                      RE Taxes:     $120,798/month

                                       Insurance:    $18,199/month

LOCKBOX:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                         NAP

SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Retail

PROPERTY SUB-TYPE:                     Anchored

LOCATION:                              Houston, TX

YEAR BUILT/RENOVATED:                  1965/2001-2004

PERCENT LEASED (AS OF):                89.8% (10/01/04)

NET RENTABLE AREA:                     331,444

THE COLLATERAL:                        A recently renovated anchored retail
                                       center located in Houston, Texas.

OWNERSHIP INTEREST:                    Fee

                                                               LEASE
MAJOR TENANTS                          % NRA     RENT PSF    EXPIRATION
-------------                          -----     --------    ----------
Crate & Barrel Furniture               10.9%      $26.00     01/31/2017
Tootsies                                7.9%      $16.95     12/31/2005
Pottery Barn                            7.2%      $18.57     01/31/2020

PROPERTY MANAGEMENT:                   Fairfax Management Inc.

U/W NET CASH FLOW:                     $8,753,280

APPRAISED VALUE (AS OF):               $133,000,000 (07/09/04)

CUT-OFF DATE LTV RATIO:                67.5%

LTV RATIO AT MATURITY:                 56.3%

U/W DSCR:                              1.46x
--------------------------------------------------------------------------------
(1)  The lender required the borrower to reserve $6,655,704 to cover, among other things, two years of rent and reimbursements for several tenants not yet in occupancy, several tenants with existing free rent and tenant improvements that the borrower is required to perform for several tenants.
     The lender also required the borrower to reserve $300,000 for further investigations for groundwater contamination associated with two previous gas stations and a dry cleaning operations. The reserve shall not be released until closure is granted by the Texas Commission on Environmental
     Quality (TCEQ) under the Voluntary Cleanup Program.

THE HIGHLAND VILLAGE LOAN.

     THE LOAN. The second largest loan (the "Highland Village Loan") is a
$90,000,000 first mortgage loan secured by the borrower's fee simple interest in an anchored retail lifestyle shopping center on a 14.61-acre site located in an affluent area of Houston, Texas.

     THE BORROWER. The borrower, Highland Village Limited Partnership, owns no material assets other than Highland Village and related interests. The borrower is a single purpose entity whose managing member has two independent directors.
A non-consolidation opinion was delivered at closing. Trans American Holdings,
Inc., is a real estate holding company owned by the Barchilde Trust. The
Barchilde Trust is a European trust established for the benefit of Haidar
Barbouti. The borrower has owned the property since 1990. Since acquisition, the borrower has invested over $21 million in capital improvements at the property.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       15

     THE PROPERTY. Highland Village is a 331,444 sq.ft., anchored retail lifestyle shopping center in an affluent area of Houston, Texas. The property was constructed in 1965 and was renovated from 2001-2004. Within a 3-mile and
5-mile radius of the property, the 2003 population was 146,071 and 435,287, respectively, and the average household income was $106,495 and $83,025, respectively. The average sales and occupancy cost at the property for those tenants that report sales were $489psf and 9.4% based on trailing 12 month sales through June 30, 2004. The average sales and occupancy cost at the property for those tenants that report sales were $443psf and 10.5% based on 2003 sales.

     SIGNIFICANT TENANTS: As of October 1, 2004, the property was 89.8% leased by approximately 50 tenants.

     Crate & Barrel Furniture leases 36,000 sq.ft. (10.9% of the NRA) under a lease for $26.00psf expiring in January 2017 with three 5-year extension options. Crate & Barrel Furniture is part of the Crate & Barrel chain which is a family owned and run business that was founded in 1962 and has grown to over 115 store locations in 2004. Crate & Barrel had 2002 revenues of $770 million with notable growth in sales of 12.3% to $865 million in 2003. Crate & Barrel
Furniture reported T-12 and 2003 sales of $357psf and $355psf, respectively, and an occupancy cost of 10.7% and 10.8%, respectively, at the mortgaged property.

     Tootsies leases 26,213 sq.ft. (7.9% of the NRA) under a lease for $16.95psf expiring in December 2005 with one 5-year extension option. Tootsies is a locally owned regional high-end ladies specialty fashion store that was founded in 1973 and has grown to four locations: Houston, Dallas, San Antonio, and
Atlanta. Tootsies reported T-12 and 2003 sales of $556psf and $460psf, respectively, and an occupancy cost of 5.3% and 6.5%, respectively, at the mortgaged property.

     Pottery Barn leases 23,747 sq.ft. (7.2% of the NRA) under two leases for
$18.57psf expiring in January 2020 with one 6-year extension option. Pottery
Barn, founded in 1949 in lower Manhattan, New York, is a home furnishing store with over 170 locations throughout the United States as of February 1, 2004.
Williams-Sonoma (NYSE: WSM) is the parent company of Pottery Barn. Pottery Barn reported T-12 and 2003 sales of $534psf and $509psf, respectively, and an occupancy cost of 7.6% and 8.0%, respectively, at the mortgaged property.

--------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE (1)
--------------------------------------------------------------------------------
              # OF LEASES   TOTAL SF    % OF TOTAL    CUMULATIVE   CUMULATIVE %
YEAR           EXPIRING     EXPIRING    SF EXPIRING    TOTAL SF   OF SF EXPIRING
--------------------------------------------------------------------------------
       MTM          1           838         0.3%             838        0.3%
      2005          3        29,000         8.7%          29,838        9.0%
      2006          2         4,972         1.5%          34,810       10.5%
      2007          7        25,087         7.6%          59,897       18.1%
      2008          3        15,826         4.8%          75,723       22.8%
      2009          2         6,917         2.1%          82,640       24.9%
      2010          3        11,115         3.4%          93,755       28.3%
      2011          8        36,136        10.9%         129,891       39.2%
      2012          3        15,378         4.6%         145,269       43.8%
      2013          4        20,269         6.1%         165,538       49.9%
      2014          7        26,479         8.0%         192,017       57.9%
THEREAFTER          9       105,520        31.8%         297,537       89.8%
    VACANT        NAP        33,907        10.2%         331,444      100.0%
--------------------------------------------------------------------------------
     TOTAL         52       331,444      100.0%          331,444      100.0%
--------------------------------------------------------------------------------
(1)  The above table represents the rollover at the property through year-end
     2014. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The property is managed by Fairfax Management Inc., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE: The borrower ground leases two parcels for additional parking, which were generally assigned to the lender at closing, but are not part of the mortgaged collateral.

     RELEASE AND SUBSTITUTION OF PARCELS. At any time during the term of the
Highland Village Loan, the parcel at the northwest corner of Drexel and
Westheimer, currently occupied by The Gap, Harold Powell and Fitigues, together with the immediately adjacent parking spaces may be released from the lien of the mortgage upon a prepayment of $7,700,000 of the principal balance of the note together with applicable prepayment consideration. The release is subject to the satisfaction of certain criteria set forth in the loan documents, including but not limited to meeting certain DSCR and LTV tests.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       16

                             [HIGHLAND VILLAGE MAP]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       17

                     MORTGAGE LOAN NO. 3 -- ETON COLLECTION

                           [ETON COLLECTION PICTURES]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       18

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 3 -- ETON COLLECTION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                  PMCF

LOAN PURPOSE:                          Refinance

ORIGINAL BALANCE:                      $57,000,000

CUT-OFF DATE BALANCE:                  $56,936,666

FIRST PAYMENT DATE:                    12/01/2004

INTEREST RATE:                         5.42000%

AMORTIZATION TERM:                     360 months

ARD:                                   No

ANTICIPATED REPAYMENT DATE:            NAP

MATURITY DATE:                         11/01/2014

EXPECTED MATURITY BALANCE:             $47,584,923

SPONSORS:                              Robert L. Stark, Mark Milstein, 540
                                       Investment Company Limited Partnership

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       25-payment lockout from date of
                                       securitization, with U.S. Treasury
                                       defeasance for the following 90 payments,
                                       and open to prepayment without premium
                                       thereafter until the maturity date

CUT-OFF DATE BALANCE PER SF:           $198.63

UP-FRONT RESERVES:                     RE Taxes:      $323,617

                                       Insurance      $15,015

                                       Other: (1)     LOC

ONGOING RESERVES:                      RE Taxes:      $64,723 / month

                                       Insurance:     $7,507 / month

                                       Replacement:   $3,665 / month

                                       TI/LC: (2)     $22,500 / month

LOCKBOX:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                         NAP

SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Retail

PROPERTY SUB-TYPE:                     Anchored

LOCATION:                              Woodmere, OH

YEAR BUILT/RENOVATED:                  1974 / 2004

PERCENT LEASED (AS OF):                92.0% (10/12/04)

NET RENTABLE AREA:                     286,643

THE COLLATERAL:                        An anchored retail center with a
                                       6-story office building located in
                                       Woodmere, Ohio

OWNERSHIP INTEREST:                    Fee

                                                              LEASE
MAJOR TENANTS                          % NRA    RENT PSF    EXPIRATION
-------------                          -----    --------    ----------
Lincoln Financial Group                11.7%     $20.85     Various(3)
Barnes & Noble                          8.0%     $18.48     02/01/2014
Organized Living                        7.9%     $24.00     10/31/2018

PROPERTY MANAGEMENT:                   CR Solutions, Inc.; Robert L. Stark
                                       Enterprises, Inc.

U/W NET CASH FLOW:                     $5,245,776

APPRAISED VALUE (AS OF):               $68,800,000 (08/20/04)

CUT-OFF DATE LTV RATIO: (4)            75.9%

LTV RATIO AT MATURITY:                 69.2%

U/W DSCR:                              1.36x
--------------------------------------------------------------------------------
(1)  The borrower posted a $4,730,000 letter of credit ("LOC") at closing to be held as additional security for the debt. Upon satisfaction of the terms and conditions set forth in the loan documents, the borrower may obtain partial reductions of the LOC as portions of the vacant space at the property are leased and occupied.

(2)  Capped at $750,000.

(3)  Approximately 22,849 square feet expires March 31, 2012, approximately
     6,444 square feet expires March 31, 2008, and approximately 4,377 square feet expires January 31, 2005.

(4)  LTV calculated by deducting the $ 4,730,000 LOC from the Cut-off Date
     Balance. The LTV without giving credit for the $4,730,000 LOC is 82.8%.

THE ETON COLLECTION LOAN.

     THE LOAN. The third largest loan (the "Eton Collection Loan") is a
$57,000,000 first mortgage loan secured by the borrower's fee simple interest in an anchored retail center with a 6-story office building located in Woodmere,
Ohio.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       19

     THE BORROWER. The borrower, Chagrin Retail, LLC, is a single purpose entity that owns no material assets other than the mortgaged property and related interests. The borrower's managing member has an independent director, and a non-consolidation opinion was delivered at closing.

     THE PROPERTY. Eton Collection is a 293,260 square foot anchored retail center with office space located in Woodmere, Ohio. The collateral consists of
286,643 square feet, with one tenant (6,617 square feet) owning its improvements and paying ground rent to the borrower. The center contains 199,482 square feet of retail and restaurant space (69.6% of the NRA) and 87,161 square feet of office space (30.4% of the NRA). An initial section of the improvements were originally constructed in 1974 as an unanchored shopping mall. In 1989, a
6-story office building was added, and in 2004, the retail component was expanded to include restaurants and destination-focused retailers. The property is located along Chagrin Boulevard, a key commercial corridor with, according to the appraisal, traffic counts of approximately 40,000 vehicles per day.
According to the appraisal, the neighborhood (3-mile radius) has an average household income in excess of $135,000, while the trade area (7-mile radius)
comprises nearly 400,000 residents.

     SIGNIFICANT TENANTS. Based on a rent roll provided by the borrower dated as of October 12, 2004, the property is 92.0% leased.

     Lincoln Financial Group (A-/A1/NR by S/M/F) leases 33,670 sq.ft. of space
(11.7% of the NRA) with various lease expirations. Approximately 22,849 sq.ft.
expires March 31, 2012, approximately 6,444 sq.ft. expires March 31, 2008, and approximately 4,377 sq.ft. expires January 31, 2005. Lincoln Financial Group, through its affiliate companies, is a provider of financial products and services.

     Barnes & Noble (BB/Ba3/NR by S/M/F) leases 23,000 sq.ft. of space (8.0% of the NRA) under a lease for $18.48psf expiring February 1, 2014. Barnes & Noble employs 40,000 employees in approximately 800 stores in 49 states under the
Barnes & Noble and B. Dalton names.

     Organized Living leases 22,500 sq.ft. of space (7.9% of the NRA) under a lease for $24.00psf expiring October 31, 2018. Organized Living is a retailer of storage and organization products for the home and office with stores located throughout the United States.

--------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE (1)
--------------------------------------------------------------------------------
             # OF LEASES   TOTAL SF  % OF TOTAL   CUMULATIVE    CUMULATIVE %
YEAR          EXPIRING     EXPIRING  SF EXPIRING   TOTAL SF    OF SF EXPIRING
--------------------------------------------------------------------------------
       MTM       2          1,575       0.5%          1,575          0.5%
      2004       1          5,376       1.9%          6,951          2.4%
      2005       2          5,402       1.9%         12,353          4.3%
      2006       6         23,345       8.1%         35,698         12.5%
      2007       2          4,308       1.5%         40,006         14.0%
      2008       8         29,271      10.2%         69,277         24.2%
      2009       4          8,051       2.8%         77,328         27.0%
      2010       2         16,704       5.8%         94,032         32.8%
      2012       2         22,849       8.0%        116,881         40.8%
      2013       8         51,734      18.0%        168,615         58.8%
      2014      10         59,420      20.7%        228,035         79.6%
THEREAFTER       3         35,748      12.5%        263,783         92.0%
    VACANT     NAP         22,860       8.0%        286,643        100.0%
--------------------------------------------------------------------------------
     TOTAL      50        286,643     100.0%        286,643        100.0%
--------------------------------------------------------------------------------
(1)  The above table represents the rollover at the subject property through year-end 2014. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The retail portion of the property is managed by
Robert L. Stark Enterprises, Inc., and CR Solutions, Inc. manages the office component. Robert L. Stark Enterprises is an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       20

                              [ETON COLLECTION MAP]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       21

         MORTGAGE LOAN NO. 4 -- HILTON SANDESTIN BEACH GOLF RESORT & SPA

               [HILTON SANDESTIN BEACH GOLF RESORT & SPA PICTURES]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       22

--------------------------------------------------------------------------------
         MORTGAGE LOAN NO. 4 -- HILTON SANDESTIN BEACH GOLF RESORT & SPA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                  WFB

LOAN PURPOSE:                          Refinance

ORIGINAL BALANCE:                      $54,300,000

CUT-OFF DATE BALANCE:                  $54,056,416

FIRST PAYMENT DATE:                    10/01/2004

INTEREST RATE:                         5.57500%

AMORTIZATION TERM:                     300 months

ARD:                                   No

ANTICIPATED REPAYMENT DATE:            NAP

MATURITY DATE:                         09/01/2014

EXPECTED MATURITY BALANCE:             $41,567,703

SPONSOR:                               Frank Flautt Jr. and Fred Alias

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       24-payment lockout from date of
                                       securitization, with U.S. Treasury
                                       defeasance thereafter. Prepayable without
                                       penalty after May 31, 2014.

CUT-OFF DATE BALANCE PER ROOM:         $90,395

UP-FRONT RESERVES:                     Taxes:          $591,701

                                       Insurance:      $255,920

                                       Insurance
                                       Deductible:     $500,000

ONGOING RESERVES:                      Taxes: (2)      $53,791/month

                                       Insurance: (2)  $63,980/month

                                       FF&E: (2)       4% of revenue

                                       Seasonality
                                       Reserve:(2)     July-Oct.

LOCKBOX:                               Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING (S/M): (1)               AA/A3

SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Hospitality

PROPERTY SUB-TYPE:                     Resort

LOCATION:                              Destin, FL

YEAR BUILT/RENOVATED:                  1984/1998

PERCENT LEASED (AS OF):                69.6% (TTM as of 6/2004)

ROOMS:                                 598

THE COLLATERAL:                        A 598-room, full-service hotel located in
                                       Destin, Florida.

OWNERSHIP INTEREST:                    Fee

PROPERTY MANAGEMENT:                   Sandcastle Resort of Sandestin, Inc.

U/W NET CASH FLOW:                     $10,578,789

APPRAISED VALUE (AS OF):               $111,000,000 (07/01/04)

CUT-OFF DATE LTV RATIO:                48.7%

LTV RATIO AT MATURITY:                 37.4%

U/W DSCR:                              2.62x
--------------------------------------------------------------------------------
(1)  Standard and Poors and Moody's Investors Service, Inc. have confirmed that the Hilton Sandestin Beach Golf Resort & Spa loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AA" / "A3" by Standard and Poors and Moody's Investors
     Service, Inc., respectively.

(2)  Double debt service payments and ongoing reserves are collected for the months of July through October annually. These payments are used to make debt service payments for the months of November through February.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       23

THE HILTON SANDESTIN LOAN.

     THE LOAN. The fourth largest loan (the "Hilton Sandestin Beach Golf Resort
& Spa Loan") is a $54,300,000 first mortgage loan secured by the borrower's fee interest in the Hilton Sandestin Beach Golf Resort & Spa located in Destin,
Florida.

     THE BORROWER. The borrower is Sandestin Beach Hotel, Ltd., a Florida limited partnership, which is owned 1% by SH General Partner, Inc., a Florida corporation and 99% owned by 297 limited partners. The borrower is a single purpose, bankruptcy-remote entity. A non-consolidation opinion was delivered at closing.

     THE PROPERTY. The property is a Hilton flagged full service hotel comprised of 3 buildings: the 16-story Emerald Tower and Lobby Building both built in 1984 and contain 400 rooms, and the 8-story Spa Tower, built in 1998, which houses
198 rooms and the spa and health club. The hotel offers a total of 598 rooms, 4 restaurants, 2 lounges, a Spa and Health Club and 25,920 square feet of meeting and banquet space. The property is located in the Florida panhandle city of
Destin, Florida.

     PROPERTY MANAGEMENT. The property is managed by Sandcastle Resort of
Sandestin, Inc., an affiliate of Sandcastle Resorts and Hotels, Inc. Sandcastle
Resorts and Hotels manage their own properties and provide management services to other hotel owners. Sandcastle Resorts & Hotels, based in Destin, Florida, manages six hotels and resorts totaling approximately 1,700 guest rooms throughout the southeast United States. The company operates hotels under the brands of Hilton, Marriott, Holiday Inn Express, and Hawthorn Suites.

     ADDITIONAL INDEBTEDNESS. Secondary debt is allowed at the general partner level (SH General Partner, Inc.) after the second anniversary of the loan for the limited purpose of financing a major capital improvement at the property.
The general partner may incur unsecured debt or debt secured by pledging any of the limited partner interests in the borrower owned by the general partner;
provided that, the debt service coverage ratio shall be equal to or greater than
1.90 and the loan to value ratio shall not exceed 60%. The general partner will be allowed to pledge any specifically segregated cash it reserves from the net cash flow after debt service and reserves. The general partner cannot pledge property level cash flow. Alternatively, if such secondary debt has not been incurred, the loan permits other constituent owners of the borrower, after the second anniversary of the loan, to incur mezzanine debt secured by their equity interest in the borrower; provided that the debt service coverage ratio shall be equal to or greater than 1.90x and the loan to value ratio shall not exceed 60%.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       24

                 [HILTON SANDESTIN BEACH GOLF RESORT & SPA MAP]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       25

                      MORTGAGE LOAN NO. 5 -- LINCOLN SQUARE

                            [LINCOLN SQUARE PICTURES]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       26

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 5 -- LINCOLN SQUARE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                  BSCMI

LOAN PURPOSE:                          Refinance

ORIGINAL BALANCE: (1)                  $50,000,000

CUT-OFF DATE BALANCE: (1)              $49,914,589

FIRST PAYMENT DATE:                    05/01/2004

INTEREST RATE:                         5.99700%

AMORTIZATION TERM:                     Yrs. 1-32: 360 months (2)

ARD:                                   Yes

ANTICIPATED REPAYMENT DATE:            04/01/2019

MATURITY DATE:                         04/01/2036

EXPECTED MATURITY BALANCE: (1)         $36,787,583

SPONSOR:                               Lawrence Ruben Company, Inc.

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       Lockout period of 37 payments from
                                       origination, then defeasance with U.S.
                                       Government Securities followed by yield
                                       maintenance, or prepayment as described
                                       in footnote 3.

CUT-OFF DATE BALANCE PER SF: (1)       $395.27

UP-FRONT RESERVES:                     RE Taxes:      $224,860

                                       Replacement:   $8,419

                                       TI/LC:         $2,276,167

ONGOING RESERVES:                      RE Taxes:      $224,860/month

                                       Replacement:   $8,419/month

                                       TI/LC:         $33,667/month

LOCKBOX:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                         NAP

SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Office

PROPERTY SUB-TYPE:                     Office/Retail

LOCATION:                              Washington, DC

YEAR BUILT/RENOVATED:                  2001/NAP

PERCENT LEASED (AS OF):                98.1% (09/20/04)

NET RENTABLE AREA:                     404,095

THE COLLATERAL:                        A Class A office building with ground
                                       floor retail, located in the East End of
                                       the Washington, DC central business
                                       district.

OWNERSHIP INTEREST:                    Fee

                                                                LEASE
MAJOR TENANTS                            % NRA     RENT PSF   EXPIRATION
-------------                            -----     --------   ----------
Latham & Watkins                         45.3%      $46.56    01/2011 &
                                                               01/2016

GSA                                      11.9%      $45.31    07/24/2011

Landmark Theatre                          9.9%      $10.00    01/01/2019

PROPERTY MANAGEMENT:                   Lincoln Square Management, L.L.C.

U/W NET CASH FLOW:                     $15,554,247

APPRAISED VALUE (AS OF):               $220,000,000 (02/07/04)

CUT-OFF DATE LTV RATIO: (1)            72.6%

LTV RATIO AT ARD: (1)                  53.5%

U/W DSCR: (1)                          1.32x
--------------------------------------------------------------------------------
(1)  The $49,914,589 mortgage loan represents a 31.3% pari passu portion of a
     $159,726,684 first mortgage loan split into 3 pari passu notes. The two other notes (with an original loan amount of $60 and $50 million, respectively) are not included in the trust. All aggregate LTV, DSCR, debt service and loan PSF numbers in this table are based on the total
     $159,726,684 financing.

(2)  See the amortization schedule located on Schedule A to the Prospectus
     Supplement.

(3)  Lockout for 3 years after the first payment date, then defeasance with U.S.
     government securities; provided that the Lincoln Square Loan may be prepaid in whole but not in part on and after the 175th payment date with the payment of a yield maintenance premium; provided further that if the date that is three years from the first payment date has occurred, but the date that is two years from the startup day within the meaning of Section
     860G(a)(9) of the Code for the REMIC Trust has not occurred, the debt may be prepaid in whole (but not in part) prior to the 175th payment date upon payment of an amount equal to the greater of (a) a yield maintenance premium and (b) one percent (1%) of the outstanding principal balance of the Lincoln Square Loan as of the Prepayment Date. The Lincoln Square Loan
     is freely prepayable on and after the anticipated repayment date.

THE LINCOLN SQUARE LOAN.

     THE LOAN. The fifth largest loan (the "Lincoln Square Loan") is a
$50,000,000 pari passu note that is part of a $160,000,000 (original balance)
first mortgage loan, secured by the borrower's fee simple interest in the property known as Lincoln Square in Washington, DC. The $60,000,000 A1 portion was recently securitized in the BSCMSI 2004-PWR4 trust and the $50,000,000 A2 portion was recently securitized in the BSCMSI 2004-PWR5 trust. The Lincoln
Square Loan will be serviced pursuant to the pooling and servicing agreement for
BSCMSI 2004-PWR4 by Wells Fargo Bank, N.A. as master servicer and ARCap
Servicing, Inc. as special servicer.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       27

     THE BORROWER. The borrower, 555 11th Limited Partnership, owns no material assets other than Lincoln Square and related interests. The borrower is a single purpose entity whose managing member has two independent directors. A non-consolidation opinion was delivered at closing. The sponsor, Lawrence Ruben
Company, Inc., has owned the land since 1993 and developed the property in 2001.
Lawrence Ruben Company, Inc. is an experienced sponsor with a portfolio of over seven million square feet of office space and 1,000 luxury residential apartments. The total portfolio has an estimated value in excess of $1 billion, with an estimated $250 million in equity.

     THE PROPERTY. Lincoln Square is a 404,095 sq.ft. property with 333,180
sq.ft. of office, 70,915 sq.ft. of ground floor retail and a 320-space underground parking garage. The property occupies a city block and is well located with the Metro Center, the hub of the Washington, DC mass transit system, beneath the property with four entrances within one block of the property. The property is also located three blocks from The Mall, five blocks from Federal Triangle, two blocks from the Justice Department and cattycorner to the J. Edgar Hoover FBI Building.

     SIGNIFICANT TENANTS. As of September 20, 2004, the property was 98.1%
leased by over 10 tenants of which, approximately 18% of the NRA is leased to investment-grade rated tenants.

     Latham & Watkins leases 182,974 sq.ft. (45.3% of the NRA) under leases for
$46.56psf expiring in January 2011 and January 2016 with one and two 5-year extension options, respectively. Latham & Watkins, a large law firm, was founded in Los Angeles in 1934 by Dana Latham and Paul Watkins. The firm has grown to more than 1,500 lawyers worldwide. Latham & Watkins currently operates from 21 locations throughout the US, Europe, and Asia, with headquarters in Los Angeles and offices in Washington, DC, New York, Boston, Chicago, San Francisco, and
five other domestic locations. Offices outside the US include London, Moscow,
Frankfurt, Paris, and Tokyo.

     General Services Administration ("GSA"; implied rating of AAA) leases
47,991 sq.ft. (11.9% of the NRA) under a lease for $45.31psf expiring in July
2011. The GSA space is occupied by the Federal Bureau of Investigation ("FBI")
and Federal Law Enforcement Training Center ("FLETC"). The FBI is the
investigative arm of the US Department of Justice. The FLETC, a bureau of the
Department of Homeland Security, is the nation's lead organization for interagency training of Federal law enforcement personnel. Basic and advanced training is provided at the FLETC for personnel from over 70 federal agencies.
Over 40,000 students train at the various FLETC sites annually from all 50 states and from the U.S. Territories. These leases are not subject to annual appropriations.

     Landmark Theatre leases 40,000 sq.ft. (9.9% of the NRA) under a lease for
$10.00psf expiring in January 2019. The Landmark Theatre is a newly constructed
8-screen movie theater with stadium seating and Dolby Digital Surround sound.
Founded in 1974, Landmark Theatres now operates 57 theaters with 204 screens in
14 states and the District of Columbia. The theater has a coffee bar, a small bistro dining area and multiple auditoriums.

--------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE (1)
--------------------------------------------------------------------------------
            # OF LEASES  TOTAL SF   % OF TOTAL   CUMULATIVE    CUMULATIVE %
YEAR          EXPIRING   EXPIRING   SF EXPIRING   TOTAL SF    OF SF EXPIRING
--------------------------------------------------------------------------------
      2007         3      22,515        5.6%         22,515         5.6%
      2011         8     167,502       41.5%        190,017        47.0%
      2012         1       1,650        0.4%        191,667        47.4%
      2013         1       4,850        1.2%        196,517        48.6%
THEREAFTER         3     199,933       49.5%        396,450        98.1%
    VACANT       NAP       7,645        1.9%        404,095       100.0%
--------------------------------------------------------------------------------
     TOTAL        16     404,095      100.0%        404,095       100.0%
--------------------------------------------------------------------------------
(1)  The above table represents the rollover at the property through year-end
     2014. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. Lincoln Square Management, L.L.C., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. The borrower may incur additional subordinated, unsecured debt of up to $8 million from affiliates subject to delivery of an intercreditor and subordination agreement.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       28

                              [LINCOLN SQUARE MAP]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       29

                      MORTGAGE LOAN NO. 6 -- BAMC BUILDING

                            [BAMC BUILDING PICTURES]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       30

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 6 -- BAMC BUILDING
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                  PMCF

LOAN PURPOSE:                          Refinance

ORIGINAL BALANCE:                      $33,000,000

CUT-OFF DATE BALANCE:                  $32,950,595

FIRST PAYMENT DATE:                    12/01/2004

INTEREST RATE:                         5.76000%

AMORTIZATION TERM:                     300 months

ARD:                                   No

ANTICIPATED REPAYMENT DATE:            NAP

MATURITY DATE:                         11/01/2014

EXPECTED MATURITY BALANCE:             $25,421,789

SPONSOR:                               Thomas H. Chandler, Charles H.
                                       Midkiff

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       25-payment lockout from date of
                                       securitization, with U.S. Treasury
                                       defeasance for the following 87 payments,
                                       and open to prepayment without premium
                                       thereafter until the maturity date

CUT-OFF DATE BALANCE PER SF:           $165.39

UP-FRONT RESERVES:                     Insurance:     $18,468

ONGOING RESERVES:                      RE Taxes: (1)  Springing

                                       Insurance:     $6,156/month

                                       TI/LC: (2)     Springing

LOCKBOX:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                         NAP

SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Office

PROPERTY SUB-TYPE:                     Suburban

LOCATION:                              San Antonio, TX

YEAR BUILT/RENOVATED:                  1937/2004

PERCENT LEASED (AS OF):                95.4% (10/14/04)

NET RENTABLE AREA:                     199,231

THE COLLATERAL:                        An office building located in San
                                       Antonio, Texas

OWNERSHIP INTEREST:                    Leasehold

                                                             LEASE
MAJOR TENANTS                          % NRA   RENT PSF    EXPIRATION
-------------                          -----   --------  --------------
United States of America               60.4%    $24.27    04/30/2021(3)
(USARSO)

United States of America               25.6%    $24.50    04/30/2021
(IMA)

United States of America                5.6%    $23.75    12/31/2014
(PEC)

PROPERTY MANAGEMENT:                   Orion Partners, Inc.

U/W NET CASH FLOW:                     $3,348,921

APPRAISED VALUE (AS OF):               $46,200,000 (07/01/04)

CUT-OFF DATE LTV RATIO:                71.3%

LTV RATIO AT MATURITY:                 55.0%

U/W DSCR:                              1.34x
--------------------------------------------------------------------------------
(1)  Monthly payments are not required for so long as no real estate taxes or assessments are imposed upon the subject property.

(2)  At any time more than 50% of the leasable space is vacant for more than 18 months, and continuing until such time as such space is leased or occupied as provided in the loan documents, excess cash flow from the subject property will be paid to the leasing reserve.

(3)  Approximately 114,816 square feet (95%) of the leased space expires April
     30, 2021, with the remaining 5,500 square feet (5%) expiring May 31, 2009.

THE BAMC BUILDING LOAN.

     THE LOAN. The sixth largest loan (the "BAMC Building Loan") is a
$33,000,000 first mortgage loan secured by the borrower's leasehold interest in approximately 18 acres of land improved by a Class A multi-tenant office building located in San Antonio, Texas.

     THE BORROWER. The borrower, BAMC Redevelopment Partners, Ltd., is a single purpose entity that owns no material assets other than the mortgaged property and related interests. A non-consolidation opinion was delivered at closing.

     THE PROPERTY. BAMC Building is a 199,231 square foot office building located in San Antonio, Texas. The improvements, located on the Fort Sam Houston
Army base approximately five miles northeast of the San Antonio central business district, were originally completed in 1937. A 100% gut renovation of the structure was completed in 2004, and the first tenants occupied the

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       31

building in May 2004. The building was previously called the Brooke Army Medical
Center, and housed the base hospital, medical units, and extensive medical training facilities until 1997 when the United States Army opened the new BAMC medical facility. In 2001, the borrower acquired rights to the land and improvements pursuant to a ground lease extending through May 2051.

     SIGNIFICANT TENANTS. Based on a rent roll provided by the borrower dated as of October 14, 2004, the property is 95.4% leased exclusively to United States government tenants.

     United States of America (USARSO) leases 120,316 sq.ft. of space (60.4% of the total NRA). The majority of the space (95%) expires April 30, 2021, with the remaining 5% expiring May 31, 2009. USARSO is the Army Service Component Command
(ASCC) of U.S. Southern Command. As the ASCC, USARSO executes and is responsible for all Army operations within USSOUTHCOM's 15.6 million square mile area of responsibility. Within its area of responsibility, USSOUTHCOM provides strategic and operational command and control of assigned U.S. land, sea and air forces, defends U.S. interests and assists nations in the development of their militaries.

     United States of America (IMA) leases 51,000 sq.ft. of space (25.6% of the total NRA) under a lease for $24.50psf expiring April 30, 2021. The mission of the U.S. Army Installation Management Agency (IMA) is to provide management of
Army installations worldwide to support mission readiness and execution, enable the well-being of soldiers, civilians and family members, improve infrastructure, and preserve the environment.

     United States of America (PEC) leases 11,173 sq.ft. of space (5.6% of the total NRA) under a lease for $23.75psf expiring December 31, 2014. The
Department of Defense PharmacoEconomic Center (PEC) is a customer oriented center implementing pharmacoeconomic analysis for the purpose of improving readiness by increasing value, quality, and access to medical care and pharmacotherapy within the available resources of the military health system.

--------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE (1)
--------------------------------------------------------------------------------
            # OF LEASES    TOTAL SF    % OF TOTAL    CUMULATIVE   CUMULATIVE %
YEAR          EXPIRING     EXPIRING    SF EXPIRING    TOTAL SF   OF SF EXPIRING
--------------------------------------------------------------------------------
      2009         1         5,500         2.8%           5,500         2.8%
      2014         1        11,173         5.6%          16,673         8.4%
THEREAFTER         3       173,342        87.0%         190,015        95.4%
    VACANT       NAP         9,216         4.6%         199,231       100.0%
--------------------------------------------------------------------------------
     TOTAL         5       199,231       100.0%         199,231       100.0%
--------------------------------------------------------------------------------
(1)  The above table represents the rollover at the subject property through year-end 2014. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The property is managed by Orion Partners, Inc., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE. The borrower holds a leasehold interest in the subject property pursuant to a ground lease with the Secretary of the Army. The ground lease term expires May 31, 2051. Base ground rent is currently set at 10% of revenues less operating expenses, debt service payments on the BAMC Building
Loan, reserves and capital expenditures, and will be reset to 25% of net cash flow in 2014.

     RELEASE AND SUBSTITUTION OF PARCELS. The borrower has the right to obtain a release of unimproved land. The release is subject to the terms and conditions set forth in the loan documents, including that both the released parcel and the remaining parcel comply with applicable zoning laws, rules, regulations and ordinances, and simultaneously with the release of the parcel, it is transferred by the borrower to another person or entity.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       32

                               [BAMC BUILDING MAP]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       33

             MORTGAGE LOAN NO. 7 -- PLYMOUTH SQUARE SHOPPING CENTER

                   [PLYMOUTH SQUARE SHOPPING CENTER PICTURES]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       34

--------------------------------------------------------------------------------
             MORTGAGE LOAN NO. 7 -- PLYMOUTH SQUARE SHOPPING CENTER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                  BSCMI

LOAN PURPOSE:                          Refinance

ORIGINAL BALANCE:                      $28,000,000

CUT-OFF DATE BALANCE:                  $28,000,000

FIRST PAYMENT DATE:                    06/01/2004

INTEREST RATE:                         5.54300%

AMORTIZATION TERM:                     Yrs. 1-2: Interest Only
                                       Yrs. 3-15: 360 months

ARD:                                   No

ANTICIPATED REPAYMENT DATE:            NAP

MATURITY DATE:                         05/01/2019

EXPECTED MATURITY BALANCE:             $21,531,073

SPONSOR:                               Mark Quigley

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       40-payment lockout from date of
                                       securitization, with U.S. Treasury
                                       defeasance for the following 130
                                       payments, and open to prepayment without
                                       premium thereafter until maturity.

CUT-OFF DATE BALANCE PER SF:           $101.57

UP-FRONT RESERVES:                     RE Taxes:     $150,055

                                       Replacement:  $2,979

                                       TI/LC:        $8,333

                                       Other: (1)    $1,010,875

ONGOING RESERVES:                      RE Taxes:     $21,136/month

                                       Replacement:  $2,979/month

                                       TI/LC:        $8,333/month

LOCKBOX:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                         NAP

SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Retail

PROPERTY SUB-TYPE:                     Anchored

LOCATION:                              Plymouth Meeting, PA

YEAR BUILT/RENOVATED:                  1959 & 1960/2003-2004

PERCENT LEASED (AS OF):                90.9% (10/01/04)

NET RENTABLE AREA:                     275,685

THE COLLATERAL:                        A 275,685 sq.ft. grocery anchored
                                       shopping center in Plymouth Meeting,
                                       Pennsylvania.

OWNERSHIP INTEREST:                    Fee

                                                               LEASE
MAJOR TENANTS                          % NRA     RENT PSF    EXPIRATION
-------------                          -----     --------    ----------
Genuardi's                             18.1%      $7.50      06/30/2024
Marshalls                              10.8%      $9.35      01/31/2006
R.E.I.                                 10.1%      $8.28      11/30/2005

PROPERTY MANAGEMENT:                   Signature Financial Corporation

U/W NET CASH FLOW:                     $2,834,419

APPRAISED VALUE (AS OF):               $35,400,000 (04/01/04)

CUT-OFF DATE LTV RATIO:                79.1%

LTV RATIO AT MATURITY:                 60.8%

U/W DSCR: (2)                          1.80x
--------------------------------------------------------------------------------
(1)  Genuardi's has commenced paying rent but has not yet taken occupancy as their space is currently being built. The lender required the borrower to post a $1 million letter of credit to cover the construction of the
     Genuardi's space. The letter of credit will be released when construction has been completed (expected to be in May/June 2005), the tenant has taken occupancy of its space, commenced operations and is paying rent. There is also a deferred maintenance reserve of $10,875.

(2)  The DSCR is based on the interest only period. The DSCR would be 1.48x, based on the principal and interest payments commencing June 1, 2006 (after the interest only period).

THE PLYMOUTH SQUARE SHOPPING CENTER LOAN.

     THE LOAN. The seventh largest loan (the "Plymouth Square Shopping Center
Loan") is a $28,000,000 first mortgage loan, secured by the borrower's fee simple interest in the property known as Plymouth Square Shopping Center in
Plymouth, Pennsylvania.

     THE BORROWER. The borrower, Plymouth Square Associates I, owns no material assets other than Plymouth Square Shopping Center and related interests. The borrower is a single purpose entity whose managing member has one independent director. A non-consolidation opinion was delivered at closing. The sponsor,
Mark Quigley, is the President and sole stockholder of Signature

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       35

Financial Corporation, a commercial real estate financial services and development company founded in 1985 and based in Conshohocken, PA.

     THE PROPERTY. Plymouth Square Shopping Center is a 275,685 sq.ft.
grocery-anchored shopping center in Plymouth, PA. The property was completed in
1959 & 1960 and has been renovated from 2003 to 2004. Within a 3-mile and 5-mile radius of the property, the 2003 population was 56,831 and 171,951, respectively, and the average household income was $83,150 and $91,343, respectively. The average 2002 sales and occupancy cost at the property for those tenants that report sales were $243psf and 8.2%, respectively. The average
2003 sales and occupancy cost at the property for those tenants that report sales were $262psf and 7.8%, respectively.

     SIGNIFICANT TENANTS. As of October 1, 2004, the property was 90.9% leased by approximately 35 tenants.

     Genuardi's leases 50,000 sq.ft. (18.1% of the NRA) under a lease for
$7.50psf expiring in June 2024 with eight 5-year extension options. The parent company of Genuardi's, Safeway, Inc. (NYSE: SWY; rated BBB/Baa2/BBB by S/M/F), is a Fortune 50 company and a food and drug retailer in North America, which, as of January 3, 2004, operated 1,817 stores throughout the United States and western Canada. Although Genuardi's started paying rent in June 2004, it has not yet taken occupancy as its space is currently being built. The lender required the borrower to post a $1 million letter of credit to cover the construction of the Genuardi's space. The letter of credit will be released when construction has been completed (expected to be in May/June 2005), the tenant has taken occupancy of its space, commenced operations and is paying rent.

     Marshalls leases 29,692 sq.ft. (10.8% of the NRA) under a lease for
$9.35psf expiring in January 2006 with two 5-year and one 4-year, 11 month extension options. Marshalls is an affiliate of TJX Companies, Inc. (NYSE: TJX;
rated A/A3/NR by S/M/F) and was founded in 1976. Marshalls is a discount clothing store that operated 673 stores in 42 states and Puerto Rico as of
January 31, 2004. Marshalls reported 2002 and 2003 sales of $262psf and $274psf, respectively, and a 2002 and 2003 occupancy cost of 4.6% and 4.3%, respectively, at the mortgaged property.

     R.E.I. leases 27,960 sq.ft. (10.1% of the NRA) under a lease for $8.28psf expiring in November 2005 with one 5-year extension option. Founded in 1938,
R.E.I. is a supplier of specialty outdoor gear and clothing. The company operates more than 70 stores throughout the United States as well as a catalog business and a website. R.E.I. reported 2002 and 2003 sales of $254psf and
$271psf, respectively, and a 2002 and 2003 occupancy cost of 4.9% and 4.6%, respectively, at the mortgaged property.

--------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE (1)
--------------------------------------------------------------------------------
YEAR        # OF LEASES    TOTAL SF    % OF TOTAL   CUMULATIVE    CUMULATIVE %
             EXPIRING      EXPIRING    SF EXPIRING   TOTAL SF    OF SF EXPIRING
--------------------------------------------------------------------------------
       MTM        1          8,464         3.1%          8,464         3.1%
      2005        4         31,345        11.4%         39,809        14.4%
      2006        5         37,281        13.5%         77,090        28.0%
      2007        6         36,270        13.2%        113,360        41.1%
      2008        6         18,461         6.7%        131,821        47.8%
      2009        4          6,368         2.3%        138,189        50.1%
      2010        1          2,716         1.0%        140,905        51.1%
      2012        3         31,612        11.5%        172,517        62.6%
      2013        3          6,793         2.5%        179,310        65.0%
THEREAFTER        4         71,197        25.8%        250,507        90.9%
    VACANT      NAP         25,178         9.1%        275,685       100.0%
--------------------------------------------------------------------------------
     TOTAL       37        275,685       100.0%        275,685       100.0%
--------------------------------------------------------------------------------
(1)  The above table represents the rollover at the property through year-end
     2014. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The property is managed by Signature Financial
Corporation, an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       36

                      [PLYMOUTH SQUARE SHOPPING CENTER MAP]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       37

                    MORTGAGE LOAN NO. 8 -- WATERFRONT I & II

                          [WATERFRONT I & II PICTURES]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       38

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 8 -- WATERFRONT I & II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                  PMCF

LOAN PURPOSE:                          Refinance

ORIGINAL BALANCE:                      $24,000,000

CUT-OFF DATE BALANCE:                  $24,000,000

FIRST PAYMENT DATE:                    10/01/2004

INTEREST RATE:                         5.86000%

AMORTIZATION TERM:                     Months 1-18: Interest Only
                                       Months 19-360: 360 months

ARD:                                   Yes

ANTICIPATED REPAYMENT DATE:            09/01/2014

MATURITY DATE:                         09/01/2034

EXPECTED MATURITY BALANCE:             $21,022,840

SPONSORS:                              Charles E. Hudson and Richard J.
                                       Mazzucchelli

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       25-payment lockout from date of
                                       securitization, with U.S. Treasury
                                       defeasance for the following 88 payments,
                                       and open to prepayment without premium
                                       thereafter until the maturity date.

CUT-OFF DATE BALANCE PER SF:           $164.33

UP-FRONT RESERVES:                     RE Taxes:    $94,880

                                       Insurance:   $25,579

                                       TI/LC:       $1,500,000

ONGOING RESERVES:                      RE Taxes:    $18,976/month

                                       Insurance:   $2,325/month

                                       TI/LC:       Springing (1)

LOCKBOX:                               Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                         NAP

SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Office

PROPERTY SUB-TYPE:                     Suburban

LOCATION:                              Alexandria, VA

YEAR BUILT/RENOVATED:                  1971/1989

PERCENT LEASED (AS OF):                92.5% (08/02/04)

NET RENTABLE AREA:                     146,044

THE COLLATERAL:                        One 4-story and one 5-story office
                                       building located in Alexandria, Virginia

OWNERSHIP INTEREST:                    Fee

                                                               LEASE
MAJOR TENANTS                          % NRA    RENT PSF     EXPIRATION
-------------                          -----    --------   --------------
SRA International, Inc. (2)            21.7%     $28.56    07/31/2005 (2)

Sport & Health Company                 17.2%     $19.20      04/30/2007

Outtask.com                            11.2%     $29.83      05/31/2005

PROPERTY MANAGEMENT:                   Gates, Hudson and Associates, Inc.

U/W NET CASH FLOW:                     $2,340,385

APPRAISED VALUE (AS OF):               $32,000,000 (07/09/04)

CUT-OFF DATE LTV RATIO:                75.0%

LTV RATIO AT ARD:                      65.7%

U/W DSCR: (3)                          1.64x
--------------------------------------------------------------------------------
(1)  Commencing on the first payment date in which the amount in the leasing reserve falls below the $500,000 capped amount, the borrower is required to make monthly deposits into the reserve in the amount of $6,500 until such time as the balance in the reserve reaches the capped amount.

(2)  SRA International, Inc. occupies three spaces at the subject property for a combined total of 31,680 square feet. The Rent PSF is the weighted average of all the leases and the lease expiration date is that of a 15,140 square foot space and an 8,140 square foot space. The third space, which comprises
     8,400 square feet of the total square feet, has an expiration date of
     September 30, 2007.

(3)  The DSCR is based on the interest payments during the interest only period.
     The DSCR would be 1.38x, based on the principal and interest payments commencing April 1, 2006 (after the interest only period).

THE WATERFRONT I & II LOAN.

     THE LOAN. The eighth largest loan (the "Waterfront I & II Loan") is a
$24,000,000 first mortgage loan that is secured by the borrower's fee simple interest in the property known as Waterfront I & II in Alexandria, Virginia.

     THE BORROWERS. The borrower, Waterfront Investment Group, LLC, is a single purpose entity that owns no material assets other than the subject property and related interests. A non-consolidation opinion was delivered at closing.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       39

     THE PROPERTY. Waterfront I & II consists of two office buildings (4 and 5 stories respectively) and a parking garage (2 stories, 298 spaces), located in the Old Towne area of Alexandria, Virginia, in the greater Washington D.C.
metropolitan area. The subject property's two ingress and egress areas provide direct access to Washington Street and US-1, which are major north-south thoroughfares that provide convenient access to the rest of the metropolitan area which is approximately seven miles south of the Washington D.C. central business district via major thoroughfares (George Washington Parkway and US 1)
and public transportation.

     SIGNIFICANT TENANTS. Based on a rent roll provided by the borrower dated
August 2, 2004, the property was approximately 92.5% leased.

     SRA International, Inc. (NYSE: SRX) leases 31,680 sq.ft. (21.7% of the NRA)
in three different locations at the subject property at a weighted average lease rate of $28.56psf with a lease expiration date of July 2005. SRA International,
Inc. is a provider of information technology services and solutions to clients in national security, civil government, and health care and public health. SRA
International, Inc. reported a net income of $29.66 million (up 163% from 2002)
in its 2003 annual statement. Revenues for 2003 increased 25% from 2002.

     Sport & Health Company leases 25,124 sq.ft. (17.2% of the NRA). Established in 1973, the Sport & Health Company is a full service health and fitness club with 29 locations in Virginia, Maryland, and D.C. Sport & Health Company has
been a tenant since 1988 and its current lease expires April 30, 2007 with four extension options at five years each. Base rent is $482,281.44/year, and is escalated at 2.5% annually.

     Outtask.com, Inc. ("Outtask") leases 16,302 sq.ft. (11.2% of the NRA). An innovator in web-enabled applications, Outtask is a "Software as a Service"
provider, delivering employee applications to companies in the areas of travel and expense management. Outtask has been in tenancy since April 2000 and its current lease expires in May 31, 2005 with one 5-year extension option. Its current rental rate is $486,223 annually, with 3% escalations for all 16,302 square feet.

--------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE (1)
--------------------------------------------------------------------------------
             # OF LEASES    TOTAL SF   % OF TOTAL    CUMULATIVE   CUMULATIVE %
YEAR          EXPIRING      EXPIRING   SF EXPIRING    TOTAL SF   OF SF EXPIRING
--------------------------------------------------------------------------------
      2004         3          2,031        1.4%           2,031         1.4%
      2005         7         49,723       34.0%          51,754        35.4%
      2006         3          5,857        4.0%          57,611        39.4%
      2007         8         47,297       32.4%         104,908        71.8%
      2008         2         16,949       11.6%         121,857        83.4%
      2009         1          1,179        0.8%         123,036        84.2%
      2010         1          6,997        4.8%         130,033        89.0%
      2012         1          5,000        3.4%         135,033        92.5%
THEREAFTER         0              0        0.0%         135,033        92.5%
    VACANT       NAP         11,011        7.5%         146,044       100.0%
--------------------------------------------------------------------------------
     TOTAL        26        146,044      100.0%         146,044       100.0%
--------------------------------------------------------------------------------
(1)  The above table represents the rollover at the property through year-end
     2014. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. Gates, Hudson and Associates, Inc., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       40

                             [WATERFRONT I & II MAP]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       41

                    MORTGAGE LOAN NO. 9 -- THE POINTE AT 53RD

                          [THE POINTE AT 53RD PICTURES]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       42

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 9 -- THE POINTE AT 53RD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                  PMCF

LOAN PURPOSE:                          Refinance

ORIGINAL BALANCE:                      $22,900,000

CUT-OFF DATE BALANCE:                  $22,900,000

FIRST PAYMENT DATE:                    07/01/2004

INTEREST RATE:                         5.64000%

AMORTIZATION TERM:                     Months 1-6: Interest Only
                                       Months 7-360: 360 months

ARD:                                   Yes

ANTICIPATED REPAYMENT DATE:            06/01/2014

MATURITY DATE:                         06/01/2034

EXPECTED MATURITY BALANCE:             $19,484,196

SPONSOR:                               Clayne Jensen, Gary L. Howland, Michael
                                       Heckman, and C. Thomas Barnard

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       25-payment lockout from date of
                                       securitization, with U.S. Treasury
                                       defeasance for the following 85 payments,
                                       and open to prepayment without premium
                                       thereafter until the maturity date

CUT-OFF DATE BALANCE PER SF:           $123.34
UP-FRONT RESERVES:                     RE Taxes:      $210,292

                                       Insurance:     $16,935

                                       Other:         $1,895,000 (1)

ONGOING RESERVES:                      RE Taxes:      $30,042/month

                                       Insurance:     $2,419/month

                                       Replacement:   $1,747/month

                                       TI/LC:         $3,333/month(2)

LOCKBOX:                               Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                         NAP

SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Retail

PROPERTY SUB-TYPE:                     Anchored

LOCATION:                              Murray, UT

YEAR BUILT/RENOVATED:                  2002/2004

PERCENT LEASED (AS OF):                68.2% (10/06/04)

NET RENTABLE AREA:                     185,666

THE COLLATERAL:                        An anchored retail center with office
                                       space located in Murray, Utah

OWNERSHIP INTEREST: (3)                Fee

                                                               LEASE
MAJOR TENANTS                          % NRA     RENT PSF    EXPIRATION
-------------                          -----     --------    ----------
Best Buy                               24.2%      $16.00     10/01/2012
Barnes and Noble                       12.6%      $17.11     10/31/2013
Thomasville                             8.1%      $15.00     10/31/2013

PROPERTY MANAGEMENT:                   Eagle Pointe Realty & Management, Inc.

U/W NET CASH FLOW:                     $1,986,755

APPRAISED VALUE (AS OF):               $29,500,000 (02/25/04)

CUT-OFF DATE LTV RATIO:                77.6%

LTV RATIO AT ARD:                      66.0%

U/W DSCR: (4)                          1.52x
--------------------------------------------------------------------------------
(1)  An initial deposit of $1,000,000 was collected at closing as additional security for the loan, to be released only if the underwritten net cash flow, as defined in the loan documents, is equal to or greater than
     $2,400,000 per annum. Two additional TI/LC reserves in the amount of
     $850,000 and $45,000 were collected at closing; each has been released as the conditions set forth in the loan documents were satisfied.

(2)  Capped at $200,000.

(3)  The borrower has a leasehold interest on approximately 1.29 acres.

(4)  The DSCR is based on the interest payments during the interest only period.
     The DSCR would be 1.25x, based on the principal and interest payments commencing January 1, 2005 (after the interest only period).

THE POINTE AT 53RD LOAN.

     THE LOAN. The ninth largest loan ("The Pointe at 53rd Loan") is a
$22,900,000 first mortgage loan secured by the borrower's fee simple interest in an anchored retail center with office space located in Murray, Utah.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       43

     THE BORROWER. The borrower, The Pointe @ 53rd, L.C., is a single-purpose entity that owns no material assets other than the mortgaged property and related interests. The borrower's managing member has an independent director and a non-consolidation opinion was delivered at closing.

     THE PROPERTY. The Pointe at 53rd is a newly constructed, 185,666 square foot anchored retail center with office space located in Murray, Utah. The improvements consist of six buildings, three of which are located on land that is subject to a ground lease in favor of the borrower. Two of the three buildings on the ground-leased portion of the subject property are not part of the collateral. The improvements also include a 3-level parking structure, with
233 covered parking spaces. According to the appraisal, the subject property is situated approximately six miles south of the central business district of
Murray, Utah, located on State Street, an established retail corridor with an average daily traffic count in excess of 27,000.

     SIGNIFICANT TENANTS. Based on a rent roll provided by the borrower dated as of October 6, 2004, the subject property is approximately 68.2% leased.

     Best Buy (rated BBB-/Baa3/BBB by S/M/F) leases 45,000 sq.ft. of space
(24.2% of the total NRA) under a lease expiring on October 1, 2012, with three extension options of five years each. Best Buy, based in Minneapolis, Minnesota, is a Fortune 100 growth company, selling technology and entertainment products and services with more than 780 retail stores in the United States and Canada.

     Barnes & Noble (rated BB/Ba3/NR by S/M/F) leases 23,380 sq.ft. of space
(12.6% of the total NRA) under a lease expiring on October 31, 2013, with two extension options of five years each. Barnes & Noble employs 40,000 employees in approximately 800 stores in 49 states under the Barnes & Noble and B. Dalton names.

     Thomasville, a private company, leases 15,000 sq.ft. (8.1% of total NRA)
under a lease expiring on October 31, 2013 with two extension options of five years each. The tenant under the Lease is CJ3 Holdings, LLC, however, Furniture
Brands International, Inc. (rated BBB/Baa3/NR by S/M/F) is the guarantor of the lease. Thomasville, a home furnishing store, has one other location in the Salt
Lake City metro area.

--------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE (1)
--------------------------------------------------------------------------------
YEAR         # OF LEASES    TOTAL SF    % OF TOTAL   CUMULATIVE   CUMULATIVE %
              EXPIRING      EXPIRING    SF EXPIRING   TOTAL SF   OF SF EXPIRING
--------------------------------------------------------------------------------
      2008         3          4,400         2.4%          4,400         2.4%
      2009         2          3,832         2.1%          8,232         4.4%
      2010         1          4,287         2.3%         12,519         6.7%
      2011         2          4,685         2.5%         17,204         9.3%
      2012         1         45,000        24.4%         62,204        33.5%
      2013         3         39,884        21.5%        102,088        55.0%
      2014         2          4,766         2.6%        106,854        57.6%
THEREAFTER         5         19,850        10.7%        126,704        68.2%
    VACANT       NAP         58,962        31.8%        185,666       100.0%
--------------------------------------------------------------------------------
     TOTAL        19        185,666       100.0%        185,666      100.0%
--------------------------------------------------------------------------------
(1)  The above table represents the rollover at the subject property through year-end 2014. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The property is managed by Eagle Pointe Realty and
Management, Inc., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. The loan documents permit non-managing member interests in the borrower and ownership interests in its managing member to be pledged as security for a mezzanine loan in an amount not to exceed $800,000 to finance the Put Option under the ground lease in the event that the Put Option is exercised by the ground lessor. Conditions include, but are not limited to, the following; (i) the combined LTV of the proposed mezzanine loan together with
The Pointe at 53rd Loan must not exceed 80%; (ii) the combined DSCR of the proposed mezzanine loan and The Pointe at 53rd Loan must be at least 1.20x;
(iii) the mezzanine lender must enter into an acceptable intercreditor agreement with lender; and (iv) in the event lender determines that the proposed mezzanine loan will cause the downgrade, qualification, or withdrawal of the then outstanding ratings on the certificates, such mezzanine loan will not be permitted.

     GROUND LEASE. The borrower owns a leasehold interest in the subject property pursuant to a ground lease with an unaffiliated third party. The ground lease term expires on January 30, 2050. Base ground rent is $69,600 per annum, subject to an increase after the end of the first five years of the term, and every subsequent five years until expiration of the lease. This rent increase will be in an amount equal to the percentage increase in the CPI, but not to exceed 12.5% of the prior five-year term base rent.

     At any time during the term of the ground lease, the ground lessor has an option to put the ground leased parcel to the borrower (the "Put Option") at a purchase price equal to the average annual rent paid by the borrower during the prior five years (excluding taxes and insurance) capitalized by a rate of 10%.

     RELEASE OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       44

                            [THE POINTE AT 53RD MAP]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       45

                      MORTGAGE LOAN NO. 10 -- CARUTH PLAZA

                             [CARUTH PLAZA PICTURE]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       46

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 10 -- CARUTH PLAZA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                  PMCF

LOAN PURPOSE:                          Refinance

ORIGINAL BALANCE:                      $22,400,000

CUT-OFF DATE BALANCE:                  $22,331,405

FIRST PAYMENT DATE:                    10/01/2004

INTEREST RATE:                         5.63000%

AMORTIZATION TERM:                     360 months

ARD:                                   No

ANTICIPATED REPAYMENT DATE:            NAP

MATURITY DATE:                         09/01/2014

EXPECTED MATURITY BALANCE:             $18,820,916

SPONSOR:                               William L. Hutchinson

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       25-payment lockout from date of
                                       securitization, with U.S. Treasury
                                       defeasance for the following 88 payments,
                                       and open to prepayment without premium
                                       thereafter until the maturity date

CUT-OFF DATE BALANCE PER SF:           $110.87

UP-FRONT RESERVES:                     RE Taxes:       $376,816

                                       Insurance       $31,437

                                       Deferred
                                       Maintenance:    $3,450

                                       Other: (1)      $819,871

ONGOING RESERVES:                      RE Taxes:       $47,102/month

                                       Insurance:      $4,491/month

                                       Replacement:    $2,550/month

                                       TI/LC:          $11,542/month

                                       Other: (2)      Springing

LOCKBOX:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                         NAP

SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Retail

PROPERTY SUB-TYPE:                     Anchored

LOCATION:                              Dallas, TX

YEAR BUILT/RENOVATED:                  1980; 1995/NAP

PERCENT LEASED (AS OF):                98.8% (07/09/04)

UNITS:                                 201,411

THE COLLATERAL:                        An anchored retail center located
                                       in Dallas, Texas

OWNERSHIP INTEREST:                    Fee

                                                                LEASE
MAJOR TENANTS                          % NRA      RENT PSF   EXPIRATION
-------------                          -----      --------   ----------
Bed, Bath, & Beyond                    26.6%       $9.75     01/31/2015

Oshman's Sporting Goods                20.6%       $5.27     06/30/2005

T.J. Maxx                              12.4%       $5.25     01/31/2011

PROPERTY MANAGEMENT:                   Dunhill Property Management Services,
                                       Inc.

U/W NET CASH FLOW:                     $1,999,269

APPRAISED VALUE (AS OF):               $29,250,000 (07/22/04)

CUT-OFF DATE LTV RATIO:                76.3%

LTV RATIO AT MATURITY:                 64.3%

U/W DSCR:                              1.29x
--------------------------------------------------------------------------------
(1)  The borrower deposited into several tenant-specific reserves a total of
     $819,871, to be held as additional security for the loan. The reserves will be held until such time as the borrower satisfies certain conditions set forth in the loan documents.

(2)  If both TGI Friday's and Oshman's have not exercised their renewal options, all excess cash flow from the subject property will be deposited into a reserve until both spaces are leased and occupied by tenants approved by the lender at rates and on terms as set forth in the loan documents.

THE CARUTH PLAZA LOAN.

     THE LOAN. The tenth largest loan (the "Caruth Plaza Loan") is a $22,400,000 first mortgage loan secured by the borrower's fee simple interest in an anchored retail center located in Dallas, Texas.

     THE BORROWER. The borrower, Caruth Partners, Ltd., is a single purpose entity that owns no material assets other than the mortgaged property and related interests. The borrower's general partner has an independent director, and a non-consolidation opinion was delivered at closing.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       47

     THE PROPERTY. Caruth Plaza is a 201,411 square foot anchored retail center located in Dallas, Texas. The property is situated at the northeast corner of
North Central Expressway and Park Lane, close to NorthPark Center, an upscale regional mall with approximately 120 stores and restaurants. Phase I of the subject property, consisting of the main retail building, was constructed in
1980, and Phase II, consisting of the Bed, Bath and Beyond building, was constructed in 1995. More than 80% of the tenants have been at the subject property since 1997.

     SIGNIFICANT TENANTS: Based on a rent roll provided by the borrower dated as of July 9, 2004, the subject property is 98.8% leased.

     Bed, Bath & Beyond (NASDAQ: BBBY; rated BBB/NR/NR by S/M/F) leases 53,500
sq.ft. of space (26.6% of the total NRA) under a lease for $9.75psf expiring on
January 31, 2015. Founded in 1971, Bed Bath & Beyond is a nationwide chain of superstores selling a variety of domestics merchandise and home furnishings. The company operates over 600 stores throughout the United States.

     Oshman's Sporting Goods leases 41,384 sq.ft. of space (20.6% of the total
NRA) under a lease for $5.27psf expiring on June 30, 2005. Oshman's Sporting
Goods operates a chain of sporting goods specialty stores under the name
SuperSports USA. The company offers brand name and private label equipment and sportswear.

     T.J. Maxx, a member of the TJX Companies, Inc. (NYSE: TJX; rated A/A3/NR by
S/M/F) leases 25,000 sq.ft. of space (12.4% of the total NRA) under a lease for
$5.25psf expiring on January 31, 2011. The TJX Companies operate over 2,400 stores internationally, including T.J. Maxx, HomeGoods, Marshalls, A.J. Wright, and Bob's Stores in the United States.

--------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE (1)
--------------------------------------------------------------------------------
             # OF LEASES    TOTAL SF    % OF TOTAL    CUMULATIVE   CUMULATIVE %
YEAR          EXPIRING      EXPIRING    SF EXPIRING    TOTAL SF   OF SF EXPIRING
--------------------------------------------------------------------------------
      2005         4         66,787        33.2%          66,787        33.2%
      2006         2          5,000         2.5%          71,787        35.6%
      2007         2         12,265         6.1%          84,052        41.7%
      2008         1            385         0.2%          84,437        41.9%
      2009         3         12,225         6.1%          96,662        48.0%
      2010         1          7,000         3.5%         103,662        51.5%
      2011         1         25,000        12.4%         126,662        63.9%
      2012         1          2,440         1.2%         131,102        65.1%
THEREAFTER         2         67,863        33.7%         198,965        98.8%
    VACANT       NAP          2,446         1.2%         201,411       100.0%
--------------------------------------------------------------------------------
     TOTAL        17        201,411       100.0%         201,411       100.0%
--------------------------------------------------------------------------------
(1)  The above table represents the rollover at the subject property through year-end 2014. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The property is managed by Dunhill Property Management
Services, Inc., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. An affiliate of the borrower has incurred mezzanine financing in the initial principal amount of $600,000. The mezzanine loan is secured by a pledge of the limited partnership interests in the borrower and a pledge of the ownership interests in the general partner of the borrower.
The mezzanine loan fully amortizes over a 10-year term that is co-terminous with the Caruth Plaza Loan. The mezzanine loan is subject to an intercreditor agreement that sets forth the relative priorities between the first mortgage loan and the mezzanine loan, and is subordinate to the first mortgage loan.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       48

                               [CARUTH PLAZA MAP]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Brokerage Services, LLC
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters")
disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the
Statement. You may obtain a copy of the Statement from your sales representative.

                                       49

                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
Information is provided solely by Bear, Stearns & Co. Inc., Morgan Stanley & Co.
Incorporated, Wells Fargo Brokerage Services, LLC and Merrill Lynch, Pierce,
Fenner & Smith Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the
"Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.
Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions
(historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce.
Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the
Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.
Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the
Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current.
Contact your registered representative for the Offering Documents, current
Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The
Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or
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specifically to act in such capacities. If you are subject to ERISA, the
Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.